                     PREMIER ADVISERS II ANNUITY PROSPECTUS:
                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes PREMIER ADVISERS II ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively).* MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. The Fixed Account option may not currently be available. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:



JANUS ASPEN SERIES (SERVICE SHARES)
   Forty Portfolio
   Mid Cap Value Portfolio
   Worldwide Growth Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. (CLASS I)+
   Legg Mason Partners Variable All Cap Portfolio+
   Legg Mason Partners Variable High Yield Bond Portfolio+
   Legg Mason Partners Variable Investors Portfolio+
   Legg Mason Partners Variable Small Cap Growth Portfolio+
   Legg Mason Partners Variable Strategic Bond Portfolio+
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio - Class A+
   FI Large Cap Portfolio - Class A+
   FI Value Leaders Portfolio - Class D+
   MFS Total Return Portfolio - Class F+
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Core Plus Fixed Income Portfolio - Class II
   Emerging Markets Equity Portfolio - Class I
   Equity and Income Portfolio - Class II
   Equity Growth Portfolio - Class I
   Global Franchise Portfolio - Class II
   Global Value Equity Portfolio - Class I
   Mid Cap Growth Portfolio - Class I
   Small Company Growth Portfolio - Class II
   U.S. Mid Cap Value Portfolio - Class I
   U.S. Real Estate Securities Portfolio - Class I
   Value Portfolio - Class I
VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)
   Comstock Portfolio
   Emerging Growth Portfolio
   Enterprise Portfolio
   Government Portfolio
   Growth and Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND (SERVICE CLASS 2)
   VIP Contrafund(R) Portfolio
   VIP Mid Cap Portfolio


--------------
+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "THE ANNUITY CONTRACT -- The Variable Funding Options" for more information.

*THE TRAVELERS LIFE INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A CONTRACT ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.

The Contract is not offered to new purchasers.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                   MAY 1, 2006

                                TABLE OF CONTENTS

Glossary.............................................       3
Summary..............................................       5
Fee Table............................................       8
Condensed Financial Information......................      12
The Annuity Contract.................................      12
   Contract Owner Inquiries..........................      13
   Purchase Payments.................................      13
   Accumulation Units................................      14
   The Variable Funding Options......................      14
The Fixed Account....................................      18
Charges and Deductions...............................      18
   General...........................................      18
   Withdrawal Charge.................................      19
   Free Withdrawal Allowance.........................      19
   Administrative Charges............................      19
   Mortality and Expense Risk Charge.................      20
   Enhanced Stepped-Up Provision Charge..............      20
   Guaranteed Minimum Withdrawal Benefit
     Charge..........................................      20
   Variable Liquidity Benefit Charge.................      20
   Variable Funding Option Expenses..................      20
   Premium Tax.......................................      20
   Changes in Taxes Based upon
     Premium or Value................................      21
Transfers............................................      21
   Market Timing/Excessive Trading...................      21
   Dollar Cost Averaging.............................      23
Access to Your Money.................................      23
   Systematic Withdrawals............................      24
Ownership Provisions.................................      24
   Types of Ownership................................      24
     Contract Owner..................................      24
       Beneficiary...................................      25
       Annuitant.....................................      25
       Death Benefit.................................      25
Death Proceeds before the Maturity Date..............      25
   Enhanced Stepped-Up Provision.....................      26
   Payment of Proceeds...............................      27
   Spousal Contract Continuance......................      28
   Beneficiary Contract Continuance..................      29
   Planned Death Benefit.............................      29
   Death Proceeds after the Maturity Date............      30
Living Benefits......................................      30
   Guaranteed Minimum Withdrawal Benefit.............      30
The Annuity Period...................................      35
   Maturity Date.....................................      35
   Allocation of Annuity.............................      36
   Variable Annuity..................................      36
   Fixed Annuity.....................................      36
Payment Options......................................      37
   Election of Options...............................      37
   Annuity Options...................................      37
   Income Options....................................      38
   Variable Liquidity Benefit........................      38
Miscellaneous Contract Provisions....................      38
   Right to Return...................................      38
   Termination.......................................      38
   Required Reports..................................      39
   Suspension of Payments............................      39
The Separate Accounts................................      39
   Performance Information...........................      39
Federal Tax Considerations...........................      40
   General Taxation of Annuities.....................      40
   Types of Contracts: Qualified and Non-qualified...      41
   Qualified Annuity Contracts.......................      41
     Taxation of Qualified Contracts.................      41
     Mandatory Distributions for Qualified Plans.....      41
   Non-qualified Annuity Contracts...................      43
     Diversification Requirements for
       Variable Annuities............................      44
     Ownership of the Investments....................      44
     Taxation of Death Benefit Proceeds..............      45
   Other Tax Considerations..........................      45
     Treatment of Charges for Optional Benefits......      45
     Puerto Rico Tax Considerations..................      45
     Non-Resident Aliens.............................      45
Other Information....................................      46
   The Insurance Companies...........................      46
   Financial Statements..............................      46
   Distribution of Variable Annuity Contracts........      46
   Conformity with State and Federal Laws............      47
   Voting Rights.....................................      47
   Restrictions on Financial Transactions............      48
   Legal Proceedings.................................      48
Appendix A: Condensed Financial Information for
   MetLife of CT Fund ABD for Variable Annuities.....     A-1
Appendix B: Condensed Financial Information for
   MetLife of CT Fund ABD II for Variable
Annuities............................................     B-1
Appendix C: The Fixed Account........................     C-1
Appendix D: Contents of the Statement of
 Additional Information..............................     D-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                           PREMIER ADVISERS II ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund ABD for Variable Annuities ("Fund ABD"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus. The Contract is not offered to new purchasers.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income ("Annuity Payments") you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine if you may purchase this contract and which optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.35%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. (Please refer to "Payment Options" for a description of this benefit.)

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

      - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE........................................      6%(1)
      (as a percentage of the Purchase Payments withdrawn)

      VARIABLE LIQUIDITY BENEFIT CHARGE..............................6%(2)
      (as a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE..........................$30(3)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for over seven years. The charge is as follows:

           YEARS SINCE PURCHASE                  WITHDRAWAL
               PAYMENT MADE                        CHARGE
-------------------------------------------      ----------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               2 years                6%
        2 years               4 years                5%
        4 years               5 years                4%
        5 years               6 years                3%
        6 years               7 years                2%
       7 + years                                     0%

(2) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

           YEARS SINCE INITIAL                   WITHDRAWAL
             PURCHASE PAYMENT                      CHARGE
-------------------------------------------      ----------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               2 years                6%
        2 years               4 years                5%
        4 years               5 years                4%
        5 years               6 years                3%
        6 years               7 years                2%
       7 + years                                     0%

(3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:

(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.35% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.40% charge for GMWB I, a 0.50% charge for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

Mortality and Expense Risk Charge..............             1.35%
Administrative Expense Charge..................             0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
NO OPTIONAL FEATURES SELECTED..................             1.50%
Optional E.S.P. Charge.........................             0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. ONLY SELECTED...........................             1.70%
Optional GMWB I Charge.........................             0.40%(5)
Optional GMWB II Charge........................             0.50%(5)
Optional GMWB III Charge.......................             0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB I ONLY SELECTED...........................             1.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB II ONLY SELECTED..........................             2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB III ONLY SELECTED.........................             1.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB I SELECTED.....................             2.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB II SELECTED....................             2.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB III SELECTED...................             1.95%

--------------
(5) The maximum charge for GMWB I and GMWB II is 1.00%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-599-9460.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                   MINIMUM      MAXIMUM
                                                                   -------      -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses).....          0.42%        1.81%

UNDERLYING FUND FEES AND EXPENSES

(as a percentage of average daily net assets)

                                                           DISTRIBUTION
                                                              AND/OR                                CONTRACTUAL FEE      NET TOTAL
                                                             SERVICE                  TOTAL ANNUAL       WAIVER           ANNUAL
UNDERLYING                                  MANAGEMENT       (12B-1)        OTHER      OPERATING     AND/OR EXPENSE      OPERATING
FUND:                                           FEE            FEES        EXPENSES     EXPENSES     REIMBURSEMENT      EXPENSES**
------------------------------------------  ----------     ------------    --------   ------------  ---------------     ------------
JANUS ASPEN SERIES (SERVICE SHARES)
   Forty Portfolio*.......................     0.64%          0.25%         0.03%        0.92%             --               0.92%
   Mid Cap Value Portfolio*...............     0.64%          0.25%         0.33%        1.22%             --               1.22%(1)
   Worldwide Growth Portfolio*............     0.60%          0.25%         0.01%        0.86%             --               0.86%(1)
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC. (CLASS I)
   Legg Mason Partners
     Variable All Cap Portfolio                0.75%            --          0.07%        0.82%             --               0.82%
   Legg Mason Partners
     Variable High Yield Bond Portfolio...     0.80%            --          0.30%        1.10%             --               1.10%(2)
   Legg Mason Partners
     Variable Investors Portfolio.........     0.65%            --          0.06%        0.71%             --               0.71%
   Legg Mason Partners
     Variable Small Cap
     Growth Portfolio.....................     0.75%            --          0.22%        0.97%             --               0.97%
   Legg Mason Partners
     Variable Strategic Bond Portfolio....     0.65%            --          0.20%        0.85%             --               0.85%(2)
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market
     Portfolio - Class A..................     0.35%            --          0.07%        0.42%           0.01%              0.41%(3)
   FI Large Cap Portfolio - Class A.......     0.80%            --          0.06%        0.86%             --               0.86%(4)
   FI Value Leaders
     Portfolio - Class D*.................     0.66%          0.10%         0.07%        0.83%             --               0.83%
   MFS Total Return
     Portfolio - Class F*.................     0.57%          0.20%         0.16%        0.93%             --               0.93%(5)
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Core Plus Fixed Income
     Portfolio - Class II*................     0.38%          0.35%         0.31%        1.04%             --               1.04%(6)
   Emerging Markets Equity
     Portfolio - Class I..................     1.25%            --          0.41%        1.66%             --               1.66%
   Equity and Income
     Portfolio - Class II*................     0.46%          0.35%         0.32%        1.13%             --               1.13%
   Equity Growth Portfolio - Class I......     0.50%            --          0.33%        0.83%             --               0.83%
   Global Franchise
     Portfolio - Class II*................     0.80%          0.35%         0.39%        1.54%             --               1.54%
   Global Value Equity
     Portfolio - Class I..................     0.67%            --          0.35%        1.02%             --               1.02%
   Mid Cap Growth Portfolio - Class I.....     0.75%            --          0.34%        1.09%             --               1.09%
   Small Company Growth
     -Portfolio Class II*.................     0.92%          0.35%         0.54%        1.81%             --               1.81%
   U.S. Mid Cap Value
     Portfolio - Class I..................     0.72%            --          0.29%        1.01%             --               1.01%
   U.S. Real Estate
     Securities Portfolio - Class I.......     0.75%            --          0.28%        1.03%             --               1.03%
   Value Portfolio - Class I..............     0.55%            --          0.37%        0.92%             --               0.92%

                                                           DISTRIBUTION                             CONTRACTUAL FEE      NET TOTAL
                                                              AND/OR                  TOTAL ANNUAL       WAIVER           ANNUAL
UNDERLYING                                  MANAGEMENT    SERVICE (12b1)    OTHER      OPERATING     AND/OR EXPENSE      OPERATING
FUND:                                           FEE            FEES        EXPENSES     EXPENSES     REIMBURSEMENT      EXPENSES**
------------------------------------------  ----------    --------------   -------    ------------  ---------------     -----------
VAN KAMPEN LIFE INVESTMENT
   TRUST (CLASS II)
   Comstock Portfolio*....................     0.56%          0.25%         0.03%        0.84%             --                0.84%
   Emerging Growth Portfolio*                  0.70%          0.25%         0.07%        1.02%             --                1.02%
   Enterprise Portfolio*..................     0.50%          0.25%         0.18%        0.93%             --                0.93%
   Government Portfolio*..................     0.50%          0.25%         0.14%        0.89%             --                0.89%
   Growth and Income Portfolio*...........     0.57%          0.25%         0.04%        0.86%             --                0.86%
VARIABLE INSURANCE PRODUCTS
   FUND (SERVICE CLASS 2)
   VIP Contrafund(R) Portfolio*                0.57%          0.25%         0.09%        0.91%             --                0.91%
   VIP Mid Cap Portfolio*.................     0.57%          0.25%         0.12%        0.94%             --                0.94%

--------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

NOTES

(1) Effective February 1, 2006 for Mid Cap Value Portfolio and Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Portfolio's Statement of Additional Information.

(2) Management fees in the table have been restated to reflect a new management fee schedule that became effective on October 1, 2005.

(3) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.

(4) The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.

(5) The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.

(6) The portfolio's management fee of 0.375% has been rounded up to 0.38% in the table.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits.

EXAMPLE -- This example assumes that you have elected the E.S.P. optional death benefit and a Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge of 1.00% applies).

                                               IF CONTRACT IS SURRENDERED           IF CONTRACT IS NOT SURRENDERED OR
                                               AT THE END OF PERIOD SHOWN:       ANNUITIZED AT THE END OF PERIOD SHOWN:
                                         --------------------------------------- ----------------------------------------
FUNDING
OPTION                                   1 YEAR   3 YEARS    5 YEARS   10 YEARS  1 YEAR    3 YEARS   5 YEARS    10 YEARS
---------------------------------------  -------- ---------  --------- --------- --------  --------- ---------  ---------
Underlying Fund with Minimum Total         $918    $1,466     $2,030    $3,368     $318      $966     $1,630     $3,368
Annual Operating Expenses..............
Underlying Fund with Maximum Total
Annual Operating Expenses..............   $1,057   $1,873     $2,695    $4,623     $457     $1,373    $2,295     $4,623

                         CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

                              THE ANNUITY CONTRACT

Premier Advisers II Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions contained in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not offered to new purchasers.

The ages of the owner and Annuitant determine if you can purchase the contract and which optional features are available to you.

                                                   MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
DEATH BENEFIT/OPTIONAL FEATURE                               ANNUITANT ON THE CONTRACT DATE
------------------------------                  ------------------------------------------------------
Standard Death Benefit                          Age 80 (for Contracts purchased on or after 5-2-2005)

                                                Age 85 (for Contracts purchased before 5-2-2005)

Enhanced Stepped-Up Provision (E.S.P.)                               Age 75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table--Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table--Underlying Fund Fees and Expenses" and "Other Information--Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-800-599-9460 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                         INVESTMENT                                   INVESTMENT
                OPTION                                         OBJECTIVE                                ADVISER/SUBADVISER
---------------------------------------         -----------------------------------------       ------------------------------------
JANUS ASPEN SERIES (SERVICE SHARES)
   Forty Portfolio                              Seeks long-term growth of capital.              Janus Capital Management LLC
   Mid Cap Value Portfolio                      Seeks capital appreciation.                     Janus Capital Management LLC
                                                                                                Subadviser: Perkins, Wolf,
                                                                                                McDonnell and Company, LLC

   Worldwide Growth Portfolio                   Seeks long-term growth of capital in a          Janus Capital Management LLC
                                                manner consistent with the preservation
                                                of capital.

LEGG MASON PARTNERS VARIABLE
 PORTFOLIOS I, INC. (CLASS I)
   Legg Mason Partners Variable All             Seeks capital appreciation.                     Salomon Brothers Asset
     Cap Portfolio                                                                              Management Inc
   Legg Mason Partners Variable High            Seeks total return consistent with the          Salomon Brothers Asset
     Yield Bond Portfolio                       preservation of capital.                        Management Inc
   Legg Mason Partners Variable                 Seeks long-term growth of capital.              Salomon Brothers Asset
     Investors Portfolio                        Secondarily seeks current income.               Management Inc
   Legg Mason Partners Variable Small           Seeks long-term growth of capital.              Salomon Brothers Asset
     Cap Growth Portfolio                                                                       Management Inc
   Legg Mason Partners Variable                 Seeks to maximize total return                  Salomon Brothers Asset
     Strategic Bond Portfolio                   consistent                                      Management Inc
                                                with the preservation of capital.
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio --          Seeks a high level of current income            MetLife Advisers, LLC
     Class A                                    consistent with preservation of capital.        Subadviser: BlackRock Advisors,
                                                                                                Inc.

   FI Large Cap Portfolio -- Class A            Seeks long-term growth of capital.              MetLife Advisers, LLC
                                                                                                Subadviser: Fidelity Management &
                                                                                                Research Company

   FI Value Leaders Portfolio -- Class D        Seeks long-term growth of capital.              MeLife Advisers, LLC
                                                                                                Subadviser: Fidelity Management &
                                                                                                Research Company

   MFS Total Return Portfolio -- Class F        Seeks a favorable total return through          MetLife Advisers, LLC
                                                investment in a diversified portfolio.          Subadviser: Massachusetts
                                                                                                Financial Services Company
THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC.
   Core Plus Fixed Income Portfolio --          Seeks above-average total return over a         Morgan Stanley Investment
     Class II                                   market cycle of three to five years.            Management Inc.
                                                The Fund normally invests in a
                                                diversified mix of dollar denominated
                                                investment grade fixed income
                                                securities, particularly U.S.
                                                Government, corporate and mortgage
                                                securities.

   Emerging Markets Equity Portfolio            Seeks long-term capital appreciation by         Morgan Stanley Investment
    -- Class I                                  investing primarily in growth oriented          Management Inc.
                                                securities of issuers in emerging
                                                market countries.

   Equity and Income Portfolio --               Seeks both capital appreciation and             Morgan Stanley Investment
     Class II                                   current income. The Fund normally               Management Inc.
                                                invests in income-producing equity
                                                instruments (including common stocks,
                                                preferred stocks and convertible
                                                securities) and investment grade fixed
                                                income securities.

   Equity Growth Portfolio -- Class I           Seeks long-term capital appreciation by         Morgan Stanley Investment
                                                investing primarily in growth-oriented          Management Inc.
                                                equity securities of
                                                large-capitalization
                                                companies.

Global Franchise Portfolio -- Class II          Seeks long-term capital appreciation by         Morgan Stanley Investment
                                                investing primarily in equity                   Management Inc.
                                                securities of issuers located
                                                throughout the world that it believes
                                                have, among other things, resilient
                                                business franchises and growth
                                                potential.

Global Value Equity Portfolio --                Seeks long-term capital appreciation by         Morgan Stanley Investment
  Class I                                       investing primarily in equity                   Management Inc.
                                                securities of issuers throughout the
                                                world, including U.S. issuers.

Mid Cap Growth Portfolio -- Class I             Seeks long-term capital growth by               Morgan Stanley Investment
                                                investing in common stocks and other            Management Inc.
                                                equity securities.

               FUNDING                                         INVESTMENT                                   INVESTMENT
                OPTION                                         OBJECTIVE                                ADVISER/SUBADVISER
--------------------------------------          -----------------------------------------       ------------------------------------
   Small Company Growth Portfolio --            Seeks long-term capital appreciation.           Morgan Stanley Investment
     Class II                                   The Fund normally invests in                    Management Inc.
                                                growth-oriented equity securities of
                                                small U.S. and, to a limited extent,
                                                foreign companies.

   U.S. Mid Cap Value Portfolio --              Seeks long-term capital appreciation.           Morgan Stanley Investment
     Class I                                    The Fund normally invests in common             Management Inc.
                                                stocks and other equity securities of
                                                growth-oriented mid cap companies.

   U.S. Real Estate Securities                  Seeks above average current income and          Morgan Stanley Investment
     Portfolio -- Class I                       long-term capital appreciation. The             Management Inc.
                                                Fund normally invests in equity
                                                securities of companies in the U.S.
                                                real estate industry, including real
                                                estate investment trusts.

   Value Portfolio -- Class I                   Seeks above-average total return over a         Morgan Stanley Investment
                                                market cycle of three to five years by          Management Inc.
                                                investing primarily in a portfolio of
                                                common stocks and other equity
                                                securities.

VAN KAMPEN LIFE INVESTMENT TRUST
   (CLASS II)
   Comstock Portfolio                           Seeks capital growth and income through         Van Kampen Asset Management
                                                investments in equity securities,
                                                including common stocks, preferred
                                                stocks and securities convertible into
                                                common and preferred stocks.

   Emerging Growth Portfolio                    Seeks capital appreciation.                     Van Kampen Asset Management
   Enterprise Portfolio                         Seeks capital appreciation through              Van Kampen Asset Management
                                                investments in securities believed by
                                                the portfolio's investment adviser to
                                                have above-average potential for
                                                capital appreciation.

   Government Portfolio                         Seeks to provide investors with high            Van Kampen Asset Management
                                                current return consistent with
                                                preservation of capital.

   Growth and Income Portfolio                  Seeks long-term growth of capital and           Van Kampen Asset Management
                                                income.

VARIABLE INSURANCE PRODUCTS FUND
   (SERVICE CLASS 2)
   VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.           Fidelity Management & Research
                                                                                                Company

   VIP Mid Cap Portfolio                        Seeks long-term growth of capital.              Fidelity Management & Research
                                                                                                Company

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

Underlying Fund Name Changes

           FORMER NAME                                                                     NEW NAME
-------------------------------------------                        ----------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                        LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
  All Cap Fund                                                       Legg Mason Partners Variable All Cap Portfolio
  High Yield Bond Fund                                               Legg Mason Partners Variable High Yield Bond Portfolio
  Investors Fund                                                     Legg Mason Partners Variable Investors Portfolio
  Small Cap Growth Fund                                              Legg Mason Partners Variable Small Cap Growth Portfolio
  Strategic Bond Fund                                                Legg Mason Partners Variable Strategic Bond Portfolio

UNDERLYING FUND MERGERS/REORGANIZATIONS

The former Underlying Funds were merged with or reorganized into the new Underlying Funds.

  FORMER UNDERLYING FUND                               NEW UNDERLYING FUND
---------------------------                      -------------------------------
THE TRAVELERS SERIES TRUST                       METROPOLITAN SERIES FUND, INC.

  Equity Income Portfolio                        FI Value Leaders Portfolio
  Large Cap Portfolio                            FI Large Cap Portfolio

UNDERLYING FUND SUBSTITUTIONS

The following new Underlying Funds were substituted for the former Underlying Funds.

  FORMER UNDERLYING FUND                           NEW UNDERLYING FUND
---------------------------------           ------------------------------------
JANUS ASPEN SERIES                           METROPOLITAN SERIES FUND, INC.

  Balanced Portfolio                           MFS Total Return Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST             METROPOLITAN SERIES FUND, INC.

  Money Market Portfolio                       BlackRock Money Market Portfolio

                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts;

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners,

      - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

      -     administration of the annuity options available under the Contracts;
            and

       -   the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

      - sales and marketing expenses including commission payments to your sales agent and

      -     other costs of doing business.

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

           YEARS SINCE PURCHASE                  WITHDRAWAL
               PAYMENT MADE                        CHARGE
-----------------------------------------        ----------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               2 years                6%
        2 years               4 years                5%
        4 years               5 years                4%
        5 years               6 years                3%
        6 years               7 years                2%
        7 years+                                     0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies then

      (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis) then;

      (d)   any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

      -     if an annuity payout has begun

      - due to a minimum distribution under our minimum distribution rules then in effect

      -     if an income option of at least five year's duration is begun.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial withdrawals only.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

      (1)   from the distribution of death proceeds

      (2)   after an annuity payout has begun or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.35% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 76 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

           YEARS SINCE INITIAL                     WITHDRAWAL
            PURCHASE PAYMENT                         CHARGE
-------------------------------------------        ----------
GREATER THAN OR EQUAL TO    BUT LESS THAN
        0 years                2 years                 6%
        2 years                4 years                 5%
        4 years                5 years                 4%
        5 years                6 years                 3%
        6 years                7 years                 2%
        7+ years                                       0%

Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., the Janus Aspen Series Worldwide Growth Portfolio, Legg Mason Partners Variable High Yield Bond Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, Universal Institutional Funds Emerging Markets Equity Portfolio, Universal Institutional Funds Global Value Equity Portfolio, Universal Institutional Funds Small Company Growth Portfolio and Universal Institutional Funds Global Franchise Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

      - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

      - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange

Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request, certain information about trading activity of individual Contract Owners, and
(2) execute instructions from the Underlying Funds to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all

Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the Dollar Cost Averaging Program.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

      -     the death benefit will not be payable upon the Annuitant's death

      -     the Contingent Annuitant becomes the Annuitant

      -     all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal or beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans not previously deducted.

      (1) the Contract Value on the Death Report Date

      (2) the total Purchase Payments less the total of any partial withdrawals made under the Contract or

      (3) the step-up value (if any, as described below).

STEP-UP VALUE. A step-up value will be established on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each contract anniversary before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals.

IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted:

      (1)   the Contract Value on the Death Report Date or

      (2) the total Purchase Payments less the total amount of any partial withdrawals, made under the Contract.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

      50,000 x (10,000/55,000) = 9,090

Your new step-up value would be $50,000 -- $9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new step-up value would be $50,000 -- $16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

Your new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be $50,000 -- $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump-sum, or be applied to one of the settlement options available under the Contract.

                             Non-qualified Contracts

    BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                  MANDATORY PAYOUT
      UPON THE DEATH OF THE             PAY THE PROCEEDS TO:       UNLESS. . .                                RULES APPLY*
----------------------------------     ------------------------    ------------------------------------    --------------------
OWNER (WHO IS NOT THE ANNUITANT)       The beneficiary(ies),       Unless the beneficiary elects to        Yes
(WITH NO JOINT OWNER)                  or if none, to the          continue the Contract rather than
                                       Contract Owner's            receive the distribution.
                                       estate.

OWNER (WHO IS THE ANNUITANT)           The beneficiary(ies),       Unless the beneficiary elects to        Yes
(WITH NO JOINT OWNER)                  or if none, to the          continue the Contract rather than
                                       Contract Owner's            receive the distribution.
                                       estate.

NON-SPOUSAL JOINT OWNER (WHO IS        The surviving joint                                                 Yes
NOT THE ANNUITANT)                     owner.

NON-SPOUSAL JOINT OWNER (WHO IS        The beneficiary(ies),       Unless the beneficiary elects to        Yes
THE ANNUITANT)                         or, if none, to the         continue the Contract rather than
                                       surviving joint owner.      receive a distribution.

SPOUSAL JOINT OWNER (WHO IS NOT        The surviving joint         Unless the spousal beneficiary          Yes
THE ANNUITANT)                         owner.                      elects to continue the Contract.

SPOUSAL JOINT OWNER (WHO IS THE        The beneficiary(ies),       Unless the spouse elects to             Yes
ANNUITANT)                             or, if none, to the         continue the contract.
                                       surviving joint owner.

                                                                   A spouse who is not the
                                                                   beneficiary may decline to receive
                                                                   the proceeds or to continue the
                                                                   Contract and instruct the Company
                                                                   to pay the beneficiary.

ANNUITANT (WHO IS NOT THE              The beneficiary (ies),      Unless the beneficiary elects to        Yes
CONTRACT OWNER)                        or if none, to the          continue the Contract rather than
                                       Contract Owner.  If         receive the distribution.
                                       the Contract Owner is
                                       not living, then to         But, if there is a Contingent
                                       the joint owner.  If        Annuitant, then the Contingent
                                       none, then to the           Annuitant becomes the Annuitant
                                       Contract Owner's            and the Contract continues in
                                       estate.                     effect (generally using the
                                                                   original Maturity Date). The
                                                                   proceeds will then be paid upon
                                                                   the death of the Contingent
                                                                   Annuitant or owner.

ANNUITANT (WHO IS THE CONTRACT         See death of "owner                                                 Yes
OWNER)                                 who is the Annuitant"
                                       above.

    BEFORE THE MATURITY DATE,             THE COMPANY WILL         UNLESS. . .                  MANDATORY PAYOUT
      UPON THE DEATH OF THE             PAY THE PROCEEDS TO:                                     RULES APPLY*
----------------------------------     ------------------------    -------------         ----------------------------------
ANNUITANT (WHERE OWNER IS A            The beneficiary(ies),                             Yes (Death of Annuitant is treated
NON-NATURAL ENTITY/TRUST)              or if none, to the                                as death of the owner in these
                                       owner.                                            circumstances.)

CONTINGENT ANNUITANT (ASSUMING         No death proceeds are                             N/A
ANNUITANT IS STILL ALIVE)              payable; Contract
                                       continues.

BENEFICIARY                            No death proceeds are                             N/A
                                       payable; Contract
                                       continues.

CONTINGENT BENEFICIARY                 No death proceeds are                             N/A
                                       payable; Contract
                                       continues.

                               QUALIFIED CONTRACTS

 BEFORE THE MATURITY DATE, UPON         THE COMPANY WILL PAY                                                MANDATORY PAYOUT
        THE DEATH OF THE                  THE PROCEEDS TO:         UNLESS. . .                                 RULES APPLY *
----------------------------------    ------------------------     ------------------------------------    --------------------
OWNER / ANNUITANT                     The beneficiary(ies),        Unless the beneficiary elects to        Yes
                                      or if none, to the           continue the Contract rather than
                                      Contract Owner's estate.     receive a distribution.

BENEFICIARY                           No death proceeds are                                                N/A
                                      payable; Contract
                                      continues.

CONTINGENT BENEFICIARY                No death proceeds are                                                N/A
                                      payable; Contract
                                      continues.

--------------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal Beneficiaries must choose to continue the contract as allowed under the Spousal Contract Continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If your spouse is named as one of multiple beneficiaries, your spouse can elect to continue the Contract only in the proportion to which he/she is entitled as a beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump-sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership

      -     take a loan

      -     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump-sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". The availability of each rider is shown below.

NAME OF RIDER:                   GMWB I                           GMWB II                         GMWB III
----------------    -------------------------------    ----------------------------            ---------------
ALSO CALLED:                   Principal                         Principal                        Principal
                               Guarantee                         Guarantee                     Guarantee Value

AVAILABILITY:        Not available for purchase on      Available on or after March             Not available
                    or after March 21, 2005, unless    21, 2005 if approved in your
                    GMWB II is not approved in your                state
                                 state

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have a loan outstanding, and you may not take out a loan once you elect a GMWB rider.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                                              GMWB I         GMWB II        GMWB III
                                                                            ----------      ----------     ----------
If you make your first withdrawal BEFORE the 3rd
anniversary after you purchase GMWB:....................................    5% of RBB       5% of RBB       5% of RBB
If you make your first withdrawal AFTER the 3rd
anniversary after you purchase GMWB:....................................    10% of RBB      10% of RBB      5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

                                 ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
                     -----------------------------------------------------   ----------------------------------------------------
                      CONTRACT            RBB                AWB (5%)        CONTRACT            RBB              AWB (5%)
                        VALUE                                                  VALUE
                    ------------- --------------------- -------------------- ----------- -------------------- ------------------
VALUES AS OF

INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000        $100,000             $5,000

IMMEDIATELY PRIOR
TO WITHDRAWAL         $110,000          $100,000              $5,000          $90,000         $100,000             $5,000

PARTIAL WITHDRAWAL       N/A            (100,000           [5,000 X (1-         N/A           (100,000            [5,000 X
REDUCTION (PWR)                    X 10,000/110,000)=    90,000/100,000)]=                X 10,000/90,000)=   (1-88,889/100,000)]=
                                         9,091                  500                            $11,111              $556

GREATER OF PWR OR                       $10,000                                                $11,111
THE DOLLAR AMOUNT
OF THE WITHDRAWAL                    (10,000>9,091)                                        (11,111>10,000)

CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000          $10,000                $500           $10,000          $11,111              $556

VALUE IMMEDIATELY
AFTER WITHDRAWAL      $100,000          $90,000               $4,500          $80,000          $88,889             $4,444

WITHDRAWAL EXAMPLE FOR GMWB I

                                 ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
                     -----------------------------------------------------   -------------------------------------------------
                      CONTRACT            RBB                AWB (5%)        CONTRACT           RBB               AWB (5%)
                        VALUE                                                  VALUE
                     ------------ --------------------- -------------------- ----------- ------------------- -------------------
VALUES AS OF

INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000        $100,000             $5,000

IMMEDIATELY PRIOR
TO WITHDRAWAL         $110,000          $100,000              $5,000          $90,000         $100,000             $5,000

IMMEDIATELY AFTER
WITHDRAWAL            $100,000           90,909               $4,565          $80,000         $88,889              $4,444
                                  [100,000 - (100,000    [5,000 - (5,000 X                   [100,000 -           [5,000 X
                                   X 10,000/110,000)]    90,909/100,000)]                    (100,000 X      (88,889/100,000)]
                                                                                          10,000/90,000)]

CHANGE IN VALUE        $10,000           $9,091                $455           $10,000         $11,111               $556
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

                  -     a qualified retirement plan (Code Section 401),

                  -     a tax-sheltered annuity (Code Section 403(b)),

                  -     an individual retirement account (Code Sections 408(a)),

                  - an individual retirement annuity (Code Section 408(b)), or

                  -     a qualified deferred compensation plan (Code Section
                        457).

            Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

      - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page
            526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

      - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

      - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

                                               GMWB I                     GMWB II                    GMWB III
                                               -------                    -------                    --------
Current Annual Charge...............            0.40%                      0.50%                      0.25%
Maximum Annual Charge
After a Reset.......................            1.00%                      1.00%                       N/A

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      - The total annual payment amount will equal the AWB and will never exceed your RBB, and

      - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

                                       GMWB I                          GMWB II                         GMWB III
                           -------------------------------- ------------------------------- -------------------------------
AWB                         5% of RBB if first withdrawal   5% of RBB if first withdrawal             5% of RBB
                               before 3rd anniversary           before 3rd anniversary
                           10% of RBB if first withdrawal        10% of RBB if first
                                after 3rd anniversary            withdrawal after 3rd
                                 anniversary

ANNUAL CHARGE                           0.40%                           0.50%                           0.25%

RESET                                    Yes                             Yes                              No

CAN I CANCEL MY GMWB?                    No                       Yes, after the 5th              Yes, after the 5th
                                                             anniversary of GMWB purchase    anniversary of GMWB purchase

INVESTMENT RESTRICTIONS                  No                              Yes                             Yes

WAIVER OF RECALCULATION                  No                              Yes                             Yes
OF AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options (annuity or income options) or elect a lump-sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70th birthday for Qualified Contracts and the Annuitant's 75th birthday for Non-qualified Contracts or ten years after the effective date of the Contract, if later. (In certain states, the Maturity Date elected may not be later than the Annuitant's 90th birthday; refer to your Contract.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's Cash Surrender Value (or, if required by state law, Contract Value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the Cash Surrender Value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the income option "Payments for a Fixed
Period."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B) where (A) equals the present value of remaining certain payments and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Fund ABD and MetLife of CT Fund ABD II, respectively. (References to "Separate Account" are either to Fund ABD or Fund ABD II, depending on the issuer of your Contract.) Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P. or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Owners should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES: While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX: Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation.

HURRICANE RELIEF

LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified

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individual with respect to more than one hurricane. Consult your tax advisor to determine if hurricane relief is available to your particular situation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners of the plan sponsor). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Earnings Preservation Benefit, as well as all living benefits such as GMIB and GMWB) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made

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annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date, or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

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Annuity Payments are subject to an "excludable amount" or "exclusion ratio"
which determines how much of each payment is treated as:

      -     a non-taxable return of your purchase payment; or

      -     a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS. If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

PARTIAL ANNUITIZATION (IF AVAILABLE WITH YOUR CONTRACT): Currently, we will treat the application of less than your entire Contract Value under a non-qualified annuity as a pay-out option (i.e., taking an income annuity) as a taxable withdrawal for federal income tax purposes, which may also be subject to the 10% penalty tax if you are under age 59 1/2. We will treat the remaining amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax adviser prior to partially annuitizing your Contract.

We will determine such excludible amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludible amount is different from our computation.

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The tax law treats all non-qualified deferred annuities issued after October 21,
1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a separate account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED BENEFITS. If you have purchased a GMWB, where otherwise made available, note the following:

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The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other

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financial services to individual and institutional customers. The Company's Home
Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company ) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly, Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contracts to new purchasers, but it continues to accept Purchase Payments from existing Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to

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1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into a preferred distribution arrangement with Morgan Stanley DW, Inc., the only broker-dealer firm that is authorized by the Company and MLIDLLC to offer the Contracts. See the Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT for a list of the broker-dealer firms that received such additional compensation during 2005, as well as the range of additional compensation paid.

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that

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action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

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                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%

                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/01)..............  2005      1.174          1.246            607,997
                                                              2004      1.101          1.174            656,139
                                                              2003      0.983          1.101            659,001
                                                              2002      1.069          0.983            429,691
                                                              2001      1.000          1.069             32,747

   Forty Portfolio -- Service Shares (5/01).................  2005      1.296          1.437            126,983
                                                              2004      1.115          1.296            114,627
                                                              2003      0.941          1.115            115,959
                                                              2002      1.137          0.941             95,080
                                                              2001      1.000          1.137              1,633

   Mid Cap Value Portfolio -- Service Shares (4/03).........  2005      1.558          1.688            111,136
                                                              2004      1.342          1.558            107,091
                                                              2003      1.000          1.342            112,389

   Worldwide Growth Portfolio -- Service Shares (5/01)......  2005      1.073          1.116            269,614
                                                              2004      1.042          1.073            309,491
                                                              2003      0.855          1.042            286,804
                                                              2002      1.168          0.855            166,807
                                                              2001      1.000          1.168              3,205

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................  2005      1.217          1.248            993,376
                                                              2004      1.141          1.217          1,164,086
                                                              2003      0.833          1.141          1,076,809
                                                              2002      1.128          0.833            730,292
                                                              2001      1.000          1.128             18,152

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ----------------
   High Yield Bond Fund -- Class I (8/98)...................  2005      1.470          1.503           459,338
                                                              2004      1.343          1.470           380,096
                                                              2003      1.098          1.343           336,397
                                                              2002      1.038          1.098           114,014
                                                              2001      1.000          1.038             8,264

   Investors Fund -- Class I (6/98).........................  2005      1.219          1.279           197,482
                                                              2004      1.121          1.219           211,351
                                                              2003      0.860          1.121           190,653
                                                              2002      1.135          0.860           151,714
                                                              2001      1.000          1.135            44,862

   Small Cap Growth Fund -- Class I (5/01)..................  2005      1.344          1.389           455,968
                                                              2004      1.185          1.344           555,140
                                                              2003      0.808          1.185           501,599
                                                              2002      1.257          0.808           333,751
                                                              2001      1.000          1.257            14,064

   Strategic Bond Fund -- Class I (8/98)....................  2005      1.275          1.287           925,832
                                                              2004      1.214          1.275           955,017
                                                              2003      1.088          1.214           999,675
                                                              2002      1.015          1.088           909,386
                                                              2001      1.000          1.015             9,594

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................  2005      1.341          1.380         1,040,372
                                                              2004      1.239          1.341         1,120,613
                                                              2003      0.959          1.239         1,123,955
                                                              2002      1.131          0.959           921,039
                                                              2001      1.000          1.131            17,656

   Large Cap Portfolio (12/96)..............................  2005      1.116          1.195           500,799
                                                              2004      1.064          1.116           471,100
                                                              2003      0.866          1.064           478,656
                                                              2002      1.139          0.866           259,390
                                                              2001      1.000          1.139            11,464

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......  2005      1.037          1.062           123,916
                                                              2004      1.011          1.037            70,102
                                                              2003      1.000          1.011             9,977

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Emerging Markets Equity Portfolio -- Class I (11/98).....  2005      2.042          2.693          100,513
                                                              2004      1.684          2.042           80,582
                                                              2003      1.142          1.684           50,634
                                                              2002      1.272          1.142           19,241
                                                              2001      1.000          1.272               --

   Equity and Income Portfolio -- Class II (5/03)...........  2005      1.275          1.349          117,275
                                                              2004      1.161          1.275           66,329
                                                              2003      1.000          1.161           13,869

   Equity Growth Portfolio -- Class I (5/01)................  2005      1.084          1.236          192,938
                                                              2004      1.021          1.084          248,169
                                                              2003      0.830          1.021          261,981
                                                              2002      1.168          0.830          163,726
                                                              2001      1.000          1.168           12,000

   Global Franchise Portfolio -- Class II (5/03)............  2005      1.359          1.499          154,441
                                                              2004      1.223          1.359           68,109
                                                              2003      1.000          1.223           36,135

   Global Value Equity Portfolio -- Class I (6/98)..........  2005      1.282          1.336          534,126
                                                              2004      1.146          1.282          494,757
                                                              2003      0.902          1.146          404,919
                                                              2002      1.101          0.902          326,202
                                                              2001      1.000          1.101           23,629

   Mid Cap Growth Portfolio -- Class I (5/01)...............  2005      1.340          1.552          282,541
                                                              2004      1.119          1.340          389,487
                                                              2003      0.801          1.119          371,826
                                                              2002      1.181          0.801          111,958
                                                              2001      1.000          1.181            7,226

   U.S. Mid Cap Value Portfolio -- Class I (6/98)...........  2005      1.355          1.500          820,034
                                                              2004      1.201          1.355          874,966
                                                              2003      0.861          1.201          855,019
                                                              2002      1.215          0.861          772,419
                                                              2001      1.000          1.215           34,947

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Small Company Growth Portfolio -- Class II (5/03)........  2005      1.594          1.773           25,953
                                                              2004      1.360          1.594            5,868
                                                              2003      1.000          1.360               --

   Technology Portfolio -- Class I (5/01)...................  2005      0.957          0.941           15,760
                                                              2004      0.988          0.957           17,433
                                                              2003      0.679          0.988           74,734
                                                              2002      1.350          0.679           23,288
                                                              2001      1.000          1.350           10,093

   U.S. Real Estate Portfolio -- Class I (10/98)............  2005      1.963          2.264          316,102
                                                              2004      1.461          1.963          399,336
                                                              2003      1.078          1.461          445,634
                                                              2002      1.103          1.078          332,514
                                                              2001      1.000          1.103            9,591

   Value Portfolio -- Class I (7/98)........................  2005      1.358          1.399          112,531
                                                              2004      1.170          1.358          111,218
                                                              2003      0.886          1.170          108,739
                                                              2002      1.155          0.886           84,230
                                                              2001      1.000          1.155            9,571

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00)............  2005      1.295          1.328        2,349,360
                                                              2004      1.120          1.295        2,407,012
                                                              2003      0.869          1.120        2,318,331
                                                              2002      1.095          0.869        1,768,217
                                                              2001      1.000          1.095          123,837

   Emerging Growth Portfolio -- Class II Shares (12/00).....  2005      0.991          1.051          693,497
                                                              2004      0.942          0.991          775,805
                                                              2003      0.753          0.942          737,160
                                                              2002      1.135          0.753          571,673
                                                              2001      1.000          1.135           42,302

   Enterprise Portfolio -- Class II Shares (12/00)..........  2005      1.045          1.110          135,825
                                                              2004      1.022          1.045          201,843
                                                              2003      0.825          1.022          132,777
                                                              2002      1.189          0.825           55,429
                                                              2001      1.000          1.189               --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Government Portfolio -- Class II Shares (12/00)..........  2005      1.100         1.119          2,128,620
                                                              2004      1.075         1.100          2,364,596
                                                              2003      1.075         1.075          2,616,550
                                                              2002      0.998         1.075          1,867,764
                                                              2001      1.000         0.998             66,638

   Growth and Income Portfolio -- Class II Shares (12/00)...  2005      1.326         1.433          1,693,978
                                                              2004      1.179         1.326          1,771,484
                                                              2003      0.937         1.179          1,661,003
                                                              2002      1.116         0.937          1,158,525
                                                              2001      1.000         1.116             27,731

   Money Market Portfolio -- Class II Shares (12/00)........  2005      0.974         0.983            493,298
                                                              2004      0.984         0.974            904,644
                                                              2003      0.995         0.984          1,737,839
                                                              2002      1.001         0.995          2,018,647
                                                              2001      1.000         1.001            380,393

Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00)........  2005      1.429         1.642            669,006
                                                              2004      1.259         1.429            650,154
                                                              2003      0.997         1.259            601,657
                                                              2002      1.120         0.997            380,935
                                                              2001      1.000         1.120              1,337

   Mid Cap Portfolio -- Service Class 2 (5/01)..............  2005      1.667         1.939            304,196
                                                              2004      1.358         1.667            301,375
                                                              2003      0.997         1.358            283,844
                                                              2002      1.125         0.997            119,005
                                                              2001      1.000         1.125              1,211


                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.20%


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
Janus Aspen Series

Balanced Portfolio -- Service Shares (5/01).................  2005      1.000         1.059                 --

Forty Portfolio -- Service Shares (5/01)....................  2005      1.000         1.139                 --

   Mid Cap Value Portfolio -- Service Shares (4/03).........  2005      1.000         1.085                 --

Worldwide Growth Portfolio -- Service Shares (5/01).........  2005      1.000         1.040                 --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................  2005      1.000         1.034                 --

   High Yield Bond Fund -- Class I (8/98)...................  2005      1.000         1.007                 --

   Investors Fund -- Class I (6/98).........................  2005      1.000         1.046                 --

   Small Cap Growth Fund -- Class I (5/01)..................  2005      1.000         1.075                 --

   Strategic Bond Fund -- Class I (8/98)....................  2005      1.000         0.993             34,135

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................  2005      1.000         1.028                 --

   Large Cap Portfolio (12/96)..............................  2005      1.000         1.075                 --

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......  2005      1.000         1.008             42,550

   Emerging Markets Equity Portfolio -- Class I (11/98).....  2005      1.000         1.254             37,803

   Equity and Income Portfolio -- Class II (5/03)...........  2005      1.000         1.050             84,255

   Equity Growth Portfolio -- Class I (5/01)................  2005      1.000         1.172                 --

   Global Franchise Portfolio -- Class II (5/03)............  2005      1.000         1.084             86,178

   Global Value Equity Portfolio -- Class I (6/98)..........  2005      1.000         1.041                 --

   Mid Cap Growth Portfolio -- Class I (5/01)...............  2005      1.000         1.153                 --

   U.S. Mid Cap Value Portfolio -- Class I (6/98)...........  2005      1.000         1.095                 --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Small Company Growth Portfolio -- Class II (5/03)........  2005      1.000          1.102            4,550

Technology Portfolio -- Class I (5/01)......................  2005      1.000          1.027               --

   U.S. Real Estate Portfolio -- Class I (10/98)............  2005      1.000          1.184            2,135

   Value Portfolio -- Class I (7/98)........................  2005      1.000          1.033               --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00)............  2005      1.000          1.029           66,134

   Emerging Growth Portfolio -- Class II Shares (12/00).....  2005      1.000          1.071           25,776

   Enterprise Portfolio -- Class II Shares (12/00)..........  2005      1.000          1.072               --

   Government Portfolio -- Class II Shares (12/00)..........  2005      1.000          1.001           25,347

   Growth and Income Portfolio -- Class II Shares (12/00)...  2005      1.000          1.070               --

   Money Market Portfolio -- Class II Shares (12/00)........  2005      1.000          1.003               --

Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00)........  2005      1.000          1.131           11,106

   Mid Cap Portfolio -- Service Class 2 (5/01)..............  2005      1.000          1.139           22,728

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Janus Aspen Series Capital Appreciation Portfolio -- Service Shares changed its name to Janus Aspen Series Forty Portfolio -- Service Shares.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION

              THE METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/01)..............  2005      1.174         1.246           1,995,295
                                                              2004      1.101         1.174           2,152,426
                                                              2003      0.983         1.101           2,405,037
                                                              2002      1.069         0.983           1,659,239
                                                              2001      1.000         1.069             136,938

   Forty Portfolio -- Service Shares (5/01).................  2005      1.296         1.437             471,864
                                                              2004      1.115         1.296             448,151
                                                              2003      0.941         1.115             477,568
                                                              2002      1.137         0.941             365,809
                                                              2001      1.000         1.137              98,632

   Mid Cap Value Portfolio -- Service Shares (4/03).........  2005      1.558         1.688             228,038
                                                              2004      1.342         1.558             246,949
                                                              2003      1.000         1.342             199,473

   Worldwide Growth Portfolio -- Service Shares (5/01)......  2005      1.073         1.116             816,872
                                                              2004      1.042         1.073             849,026
                                                              2003      0.855         1.042             860,039
                                                              2002      1.168         0.855             748,746
                                                              2001      1.000         1.168             121,009

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................  2005      1.217         1.248           2,769,997
                                                              2004      1.141         1.217           3,033,138
                                                              2003      0.833         1.141           3,207,036
                                                              2002      1.128         0.833           2,558,965
                                                              2001      1.000         1.128             243,597

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   High Yield Bond Fund -- Class I (8/98)...................  2005      1.470         1.503           1,078,434
                                                              2004      1.343         1.470           1,163,104
                                                              2003      1.098         1.343           1,305,965
                                                              2002      1.038         1.098             835,785
                                                              2001      1.000         1.038              86,775

   Investors Fund -- Class I (6/98).........................  2005      1.219         1.279           1,060,127
                                                              2004      1.121         1.219           1,135,738
                                                              2003      0.860         1.121           1,431,038
                                                              2002      1.135         0.860           1,271,371
                                                              2001      1.000         1.135             191,902

   Small Cap Growth Fund -- Class I (5/01)..................  2005      1.344         1.389           1,526,160
                                                              2004      1.185         1.344           1,684,418
                                                              2003      0.808         1.185           1,801,472
                                                              2002      1.257         0.808           1,317,186
                                                              2001      1.000         1.257             199,757

   Strategic Bond Fund -- Class I (8/98)....................  2005      1.275         1.287           3,486,006
                                                              2004      1.214         1.275           3,926,322
                                                              2003      1.088         1.214           4,257,587
                                                              2002      1.015         1.088           2,867,485
                                                              2001      1.000         1.015             100,718

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................  2005      1.341         1.380           1,914,233
                                                              2004      1.239         1.341           2,039,901
                                                              2003      0.959         1.239           2,235,620
                                                              2002      1.131         0.959           1,490,295
                                                              2001      1.000         1.131             108,076

   Large Cap Portfolio (12/96)..............................  2005      1.116         1.195           1,258,879
                                                              2004      1.064         1.116           1,299,093
                                                              2003      0.866         1.064           1,238,524
                                                              2002      1.139         0.866             901,897
                                                              2001      1.000         1.139              70,360

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......  2005      1.037         1.062             732,168
                                                              2004      1.011         1.037             732,196
                                                              2003      1.000         1.011             575,581

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Emerging Markets Equity Portfolio -- Class I (11/98).....  2005      2.042         2.693             306,822
                                                              2004      1.684         2.042             286,876
                                                              2003      1.142         1.684             281,132
                                                              2002      1.272         1.142             148,057
                                                              2001      1.000         1.272              55,899

   Equity and Income Portfolio -- Class II (5/03)...........  2005      1.275         1.349             581,670
                                                              2004      1.161         1.275             534,833
                                                              2003      1.000         1.161             358,530

   Equity Growth Portfolio -- Class I (5/01)................  2005      1.084         1.236           1,283,026
                                                              2004      1.021         1.084           1,332,689
                                                              2003      0.830         1.021           1,344,577
                                                              2002      1.168         0.830           1,199,791
                                                              2001      1.000         1.168             133,010

   Global Franchise Portfolio -- Class II (5/03)............  2005      1.359         1.499             831,102
                                                              2004      1.223         1.359             551,087
                                                              2003      1.000         1.223             384,483

   Global Value Equity Portfolio -- Class I (6/98)..........  2005      1.282         1.336           1,643,418
                                                              2004      1.146         1.282           1,656,685
                                                              2003      0.902         1.146           1,650,196
                                                              2002      1.101         0.902           1,040,066
                                                              2001      1.000         1.101              70,802

   Mid Cap Growth Portfolio -- Class I (6/98)...............  2005      1.340         1.552           1,352,854
                                                              2004      1.119         1.340           1,532,752
                                                              2003      0.801         1.119           1,647,317
                                                              2002      1.181         0.801           1,287,236
                                                              2001      1.000         1.181             139,943

   Mid Cap Value Portfolio -- Class I (5/01)................  2005      1.355         1.500           2,698,804
                                                              2004      1.201         1.355           2,968,245
                                                              2003      0.861         1.201           3,176,281
                                                              2002      1.215         0.861           2,885,419
                                                              2001      1.000         1.215             168,541

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Small Company Growth Portfolio -- Class II (5/03)........  2005      1.594         1.773            135,842
                                                              2004      1.360         1.594            112,927
                                                              2003      1.000         1.360             43,630

   Technology Portfolio -- Class I (5/01)...................  2005      0.957         0.941            278,406
                                                              2004      0.988         0.957            344,209
                                                              2003      0.679         0.988            410,064
                                                              2002      1.350         0.679            339,001
                                                              2001      1.000         1.350             66,791

   U.S. Real Estate Portfolio -- Class I (10/98)............  2005      1.963         2.264          1,636,192
                                                              2004      1.461         1.963          1,741,505
                                                              2003      1.078         1.461          1,819,434
                                                              2002      1.103         1.078          1,454,045
                                                              2001      1.000         1.103             81,155

   Value Portfolio -- Class I (7/98)........................  2005      1.358         1.399          2,374,675
                                                              2004      1.170         1.358          2,570,074
                                                              2003      0.886         1.170          2,505,634
                                                              2002      1.155         0.886          1,944,954
                                                              2001      1.000         1.155            217,212

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00)............  2005      1.295         1.328          9,229,232
                                                              2004      1.120         1.295         10,925,322
                                                              2003      0.869         1.120         11,109,159
                                                              2002      1.095         0.869          8,432,311
                                                              2001      1.000         1.095            454,712

   Emerging Growth Portfolio -- Class II Shares (12/00).....  2005      0.991         1.051          1,206,279
                                                              2004      0.942         0.991          1,342,355
                                                              2003      0.753         0.942          1,565,309
                                                              2002      1.135         0.753          1,377,816
                                                              2001      1.000         1.135            110,625

   Enterprise Portfolio -- Class II Shares (12/00)..........  2005      1.045         1.110            542,611
                                                              2004      1.022         1.045            678,005
                                                              2003      0.825         1.022            843,699
                                                              2002      1.189         0.825            615,136
                                                              2001      1.000         1.189             93,156

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Government Portfolio -- Class II Shares (12/00)..........  2005      1.100         1.119           7,817,536
                                                              2004      1.075         1.100           8,782,280
                                                              2003      1.075         1.075          10,257,623
                                                              2002      0.998         1.075           7,940,302
                                                              2001      1.000         0.998             224,652

   Growth and Income Portfolio -- Class II Shares (12/00)...  2005      1.326         1.433           6,446,295
                                                              2004      1.179         1.326           7,252,232
                                                              2003      0.937         1.179           7,481,058
                                                              2002      1.116         0.937           5,568,775
                                                              2001      1.000         1.116             141,987

   Money Market Portfolio -- Class II Shares (12/00)........  2005      0.974         0.983           2,536,336
                                                              2004      0.984         0.974           2,906,266
                                                              2003      0.995         0.984           4,314,778
                                                              2002      1.001         0.995           4,649,809
                                                              2001      1.000         1.001             297,756

Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00)........  2005      1.429         1.642           2,325,851
                                                              2004      1.259         1.429           2,421,587
                                                              2003      0.997         1.259           2,261,926
                                                              2002      1.120         0.997           1,757,225
                                                              2001      1.000         1.120             124,958

   Mid Cap Portfolio -- Service Class 2 (5/01)..............  2005      1.667         1.939           1,573,698
                                                              2004      1.358         1.667           1,643,916
                                                              2003      0.997         1.358           1,475,893
                                                              2002      1.125         0.997             977,317
                                                              2001      1.000         1.125              56,344


                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.20%


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
Janus Aspen Series
 Balanced Portfolio -- Service Shares (5/01)................  2005      1.000         1.059                 --

Forty Portfolio -- Service Shares (5/01)....................  2005      1.000         1.139                 --

   Mid Cap Value Portfolio -- Service Shares (4/03).........  2005      1.000         1.085                 --

Worldwide Growth Portfolio -- Service Shares (5/01).........  2005      1.000         1.040                 --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................  2005      1.000         1.034                 --

   High Yield Bond Fund -- Class I (8/98)...................  2005      1.000         1.007             20,067

   Investors Fund -- Class I (6/98).........................  2005      1.000         1.046                 --

   Small Cap Growth Fund -- Class I (5/01)..................  2005      1.000         1.075                 --

   Strategic Bond Fund -- Class I (8/98)....................  2005      1.000         0.993             45,821

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................  2005      1.000         1.028             22,603

   Large Cap Portfolio (12/96)..............................  2005      1.000         1.075             36,553

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......  2005      1.000         1.008                 --

   Emerging Markets Equity Portfolio -- Class I (11/98).....  2005      1.000         1.254              5,328

   Equity and Income Portfolio -- Class II (5/03)...........  2005      1.000         1.050             39,067

   Equity Growth Portfolio -- Class I (5/01)................  2005      1.000         1.172                 --

   Global Franchise Portfolio -- Class II (5/03)............  2005      1.000         1.084            112,825

   Global Value Equity Portfolio -- Class I (6/98)..........  2005      1.000         1.041                 --

   Mid Cap Growth Portfolio -- Class I (6/98)...............  2005      1.000         1.153             11,166

   Mid Cap Value Portfolio -- Class I (5/01)................  2005      1.000         1.095              5,947

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Small Company Growth Portfolio -- Class II (5/03)........  2005      1.000         1.102            11,643

   Technology Portfolio -- Class I (5/01)...................  2005      1.000         1.027                --

   U.S. Real Estate Portfolio -- Class I (10/98)............  2005      1.000         1.184            23,256

   Value Portfolio -- Class I (7/98)........................  2005      1.000         1.033                --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00)............  2005      1.000         1.029            59,129

   Emerging Growth Portfolio -- Class II Shares (12/00).....  2005      1.000         1.071            38,804

   Enterprise Portfolio -- Class II Shares (12/00)..........  2005      1.000         1.072             8,055

   Government Portfolio -- Class II Shares (12/00)..........  2005      1.000         1.001                --

   Growth and Income Portfolio -- Class II Shares (12/00)...  2005      1.000         1.070            12,119

   Money Market Portfolio -- Class II Shares (12/00)........  2005      1.000         1.003                --

Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00)........  2005      1.000         1.131            84,976

   Mid Cap Portfolio -- Service Class 2 (5/01)..............  2005      1.000         1.139            90,813

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Janus Aspen Series Capital Appreciation Portfolio -- Service Shares changed its name to Janus Aspen Series Forty Portfolio -- Service Shares.

                                   APPENDIX C

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                         The Insurance Company
                         Principal Underwriter
                         Distribution and Principal Underwriting Agreement Valuation of Assets
                         Federal Tax Considerations
                         Independent Registered Public Accounting Firm Condensed Financial Information
                         Financial Statements

Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-12-76-127, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-12-76-127.

Name:
             -----------------------------------------

Address:
             -----------------------------------------

             -----------------------------------------

Check Box:

[ ]     MIC-Book-12-76-127

[ ]     MLAC-Book-12-76-127

Book 12                                                              May 1, 2006

                        PREMIER ADVISERS III PROSPECTUS:
                    METLIFE OF CT ABD FOR VARIABLE ANNUITIES
                   METLIFE OF CT ABD II FOR VARIABLE ANNUITIES

This prospectus describes PREMIER ADVISERS III ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively).* MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or fixed basis in one of our funding options. The Fixed Account option may not currently be available. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for Contracts purchased on or after May 1, 2006 are:

DWS VARIABLE SERIES I (CLASS B)+
   DWS Growth & Income VIP+
DWS VARIABLE SERIES II (CLASS B)+
   DWS International Select Equity VIP+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. (CLASS I)+
   Legg Mason Partners Variable All Cap Portfolio+
   Legg Mason Partners Variable High Yield Bond Portfolio+ Legg Mason Partners Variable Investors Portfolio+
   Legg Mason Partners Variable Large Cap Growth Portfolio+ Legg Mason Partners Variable Small Cap Growth Portfolio+ Legg Mason Partners Variable Strategic Bond Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II (CLASS I)+
   Legg Mason Partners Variable Aggressive Growth Portfolio+ MET INVESTORS SERIES TRUST (CLASS A)
   Dreman Small-Cap Value Portfolio+
   Met/AIM Capital Appreciation Portfolio+
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio -- Class A+
   FI Large Cap Portfolio -- Class A+
   FI Value Leaders Portfolio -- Class D+
   MFS Total Return Portfolio -- Class F+
MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS Y)
   Dividend Growth Portfolio
   Equity Portfolio
   S&P 500 Index Portfolio
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Core Plus Fixed Income Portfolio -- Class II
   Emerging Markets Equity Portfolio -- Class I
   Equity and Income Portfolio -- Class II

   Equity Growth Portfolio -- Class I

   Global Franchise Portfolio -- Class II
   Global Value Equity Portfolio -- Class I
   Mid Cap Growth Portfolio -- Class I

   Small Company Growth Portfolio -- Class II

   U.S. Mid Cap Value Portfolio -- Class I
   U.S. Real Estate Securities Portfolio -- Class I
   Value Portfolio -- Class I
VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)
    Comstock Portfolio
    Emerging Growth Portfolio
    Enterprise Portfolio
    Government Portfolio
   Growth and Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND (SERVICE CLASS 2)
   VIP Contrafund(R) PortfoliO
   VIP Mid Cap Portfolio

--------------
+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "THE ANNUITY CONTRACT--The Variable Funding Options" for more information.

*THE TRAVELERS LIFE INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A CONTRACT ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                   MAY 1, 2006

                                TABLE OF CONTENTS

Glossary............................................    3
Summary.............................................    5
Fee Table...........................................    9
Condensed Financial Information.....................   14
The Annuity Contract................................   14
   Contract Owner Inquiries.........................   15
   Purchase Payments................................   15
   Accumulation Units...............................   16
   The Variable Funding Options.....................   16
Fixed Account.......................................   20
Charges and Deductions..............................   20
   General..........................................   20
   Withdrawal Charge................................   21
   Free Withdrawal Allowance........................   22
   Administrative Charges...........................   22
   Mortality and Expense Risk Charge................   22
   Enhanced Stepped-Up Provision Charge.............   22
   Guaranteed Minimum Withdrawal Benefit Charge.....   23
   Guaranteed Minimum Accumulation Benefit Charge...   23
   Variable Liquidity Benefit Charge................   23
   Variable Funding Option Expenses.................   23
   Premium Tax......................................   23
   Changes in Taxes Based upon Premium or Value.....   23
Transfers...........................................   24
   Dollar Cost Averaging............................   26
Access to Your Money................................   26
   Systematic Withdrawals...........................   27
Ownership Provisions................................   27
   Types of Ownership...............................   27
     Contract Owner.................................   27
     Beneficiary....................................   28
     Annuitant......................................   28
Death Benefit.......................................   28
   Death Proceeds before the Maturity Date..........   28
   Enhanced Stepped-Up Provision....................   29
   Payment of Proceeds..............................   30
   Spousal Contract Continuance.....................   31
   Beneficiary Contract Continuance.................   32
   Planned Death Benefit............................   32
   Death Proceeds after the Maturity Date...........   32
Living Benefits.....................................   33
   Guaranteed Minimum Withdrawal Benefit............   33
   Guaranteed Minimum Accumulation Benefit..........   38
The Annuity Period..................................   44
   Maturity Date....................................   44
   Allocation of Annuity............................   44
   Variable Annuity.................................   45
   Fixed Annuity....................................   45
Payment Options.....................................   45
   Election of Options..............................   45
   Annuity Options..................................   46
   Variable Liquidity Benefit.......................   46
Miscellaneous Contract Provisions...................   46
   Right to Return..................................   46
   Termination......................................   47
   Required Reports.................................   47
   Suspension of Payments...........................   47
The Separate Accounts...............................   47
   Performance Information..........................   48
Federal Tax Considerations..........................   48
   General Taxation of Annuities....................   48
   Types of Contracts: Qualified and Non-qualified..   49
   Qualified Annuity Contracts......................   49
     Taxation of Qualified Annuity Contracts........   49
     Mandatory Distributions for Qualified Plans....   50
   Non-qualified Annuity Contracts..................   51
     Diversification Requirements for
       Variable Annuities...........................   52
     Ownership of the Investments...................   53
     Taxation of Death Benefit Proceeds.............   53
   Other Tax Considerations.........................   53
     Treatment of Charges for Optional Benefits.....   53
     Puerto Rico Tax Considerations.................   53
     Non-Resident Aliens............................   54
     Other Information..............................   54
The Insurance Companies.............................   54
   Financial Statements.............................   54
   Distribution of Variable Annuity Contracts.......   54
   Conformity with State and Federal Laws...........   56
   Voting Rights....................................   56
   Restrictions on Financial Transactions...........   56
   Legal Proceedings................................   56
Appendix A: Condensed Financial Information for
MetLife of CT Fund ABD for Variable Annuities.......  A-1
   Appendix B: Condensed Financial Information for
MetLife of CT Fund ABD II for Variable Annuities....  B-1
   Appendix C: The Fixed Account....................  C-1
Appendix D: Waiver of Withdrawal Charge for
   Nursing Home Confinement.........................  D-1
Appendix E: Contents of the Statement of Additional
Information.........................................  E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                          PREMIER ADVISERS III ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund ABD for Variable Annuities ("Fund ABD"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

This product is available to owners and Annuitants the age of 80 or younger as of the Contract Date. The ages of the owner and Annuitant determine which optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the

Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.40%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A and Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

      - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

      - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE...........................................    6%(1)
(as a percentage of the Purchase Payments withdrawn)

TRANSFER CHARGE.............................................  $10(2)
(assessed on transfers that exceed 12 per year)

VARIABLE LIQUIDITY BENEFIT CHARGE...........................    6%(3)

(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate The Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE....................    $30(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

    YEARS SINCE PURCHASE PAYMENT MADE       WITHDRAWAL CHARGE
-----------------------------------------   -----------------
GREATER THAN OR EQUAL TO    BUT LESS THAN
         0 years               2 years             6%
         2 years               4 years             5%
         4 years               5 years             4%
         5 years               6 years             3%
         6 years               7 years             2%
        7 years+                                   0%

(2)   We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

   YEARS SINCE INITIAL PURCHASE PAYMENT     WITHDRAWAL CHARGE
-----------------------------------------   -----------------
GREATER THAN OR EQUAL TO    BUT LESS THAN
         0 years               2 years             6%
         2 years               4 years             5%
         4 years               5 years             4%
         5 years               6 years             3%
         6 years               7 years             2%
        7 years+                                   0%

(4) We do not assess this charge if the Contract Value is $40,000 or more on the fourth Friday of each August. Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each

ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.40% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.15% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% current charge (maximum of 1.00% upon reset) for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of the charges that may apply, depending on the death benefit and optional features you select:

Mortality and Expense Risk Charge..........            1.40%
Administrative Expense Charge..............            0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   NO OPTIONAL FEATURES SELECTED...........            1.55%
Optional E.S.P. Charge.....................            0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   E.S.P. ONLY SELECTED....................            1.70%
Optional GMAB Charge.......................            0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   GMAB ONLY SELECTED......................            2.05%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   E.S.P. AND GMAB SELECTED(5).............            2.20%
Optional GMWB I Charge.....................            1.00%(6)
Optional GMWB II Charge....................            1.00%(6)
Optional GMWB III Charge...................            0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   GMWB I ONLY SELECTED....................            2.55%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   GMWB II ONLY SELECTED...................            2.55%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   GMWB III ONLY SELECTED..................            1.80%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   E.S.P. AND GMWB I SELECTED..............            2.70%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   E.S.P. AND GMWB II SELECTED.............            2.70%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
   E.S.P. AND GMWB III SELECTED............            1.95%

----------------
(5)   GMAB and GMWB cannot both be elected.

(6) The current charges for the available GMWB riders with a reset feature (See "Living Benefits") are 0.40% for GMWB I and 0.50% for GMWB II.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each

Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-599-9460.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                            MINIMUM   MAXIMUM
                                                            -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)....    0.42%     4.47%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                             DISTRIBUTION
                                                AND/OR                             CONTRACTUAL FEE   NET TOTAL
                                               SERVICE               TOTAL ANNUAL       WAIVER        ANNUAL
                                 MANAGEMENT    (12B-1)       OTHER     OPERATING    AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                     FEE         FEES      EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES**
-------------------------------  ----------  ------------  --------  ------------  ---------------  ----------
DWS VARIABLE SERIES I
   DWS Growth & Income VIP --
     Class B*..................     0.47%        0.25%       0.24%       0.96%          0.07%       0.89%(1)
DWS VARIABLE SERIES II
   DWS International Select
     Equity VIP -- Class B*....     0.75%        0.25%       0.26%       1.26%            --        1.26%
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC.
     (CLASS I)
   Legg Mason Partners
     Variable All Cap
     Portfolio.................     0.75%          --        0.07%       0.82%            --        0.82%
   Legg Mason Partners
     Variable High Yield
     Bond Portfolio............     0.80%          --        0.30%       1.10%            --        1.10%(2)
   Legg Mason Partners
     Variable Investors
     Portfolio.................     0.65%          --        0.06%       0.71%            --        0.71%
   Legg Mason Partners
     Variable Large Cap
     Growth Portfolio..........     0.75%          --        0.72%       1.47%            --        1.47%(2)
   Legg Mason Partners
     Variable Small Cap
     Growth Portfolio..........     0.75%          --        0.22%       0.97%            --        0.97%
   Legg Mason Partners
     Variable Strategic Bond
     Portfolio.................     0.65%          --        0.20%       0.85%            --        0.85%(2)
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners
     Variable Aggressive
     Growth Portfolio --
     Class I...................     0.75%          --        0.18%       0.93%            --        0.93%(3)
MET INVESTORS SERIES TRUST
   Dreman Small-Cap Value
     Portfolio -- Class A......     0.83%          --        3.64%       4.47%          3.37%       1.10%(4)(9)
   Met/AIM Capital
     Appreciation Portfolio
     -- Class A................     0.76%          --        0.05%       0.81%            --        0.81%(9)
METROPOLITAN SERIES FUND,
   INC.
   BlackRock Money Market
     Portfolio -- Class A......     0.35%          --        0.07%       0.42%          0.01%       0.41%(5)
   FI Large Cap Portfolio --
     Class A...................     0.80%          --        0.06%       0.86%            --        0.86%(6)

                                             DISTRIBUTION
                                                AND/OR                             CONTRACTUAL FEE   NET TOTAL
                                               SERVICE               TOTAL ANNUAL       WAIVER        ANNUAL
                                 MANAGEMENT    (12B-1)       OTHER     OPERATING    AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                     FEE         FEES      EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES**
-------------------------------  ----------  ------------  --------  ------------  ---------------  ----------
   FI Value Leaders
     Portfolio -- Class D*.....     0.66%        0.10%       0.07%       0.83%            --        0.83%
   MFS Total Return
     Portfolio -- Class F*.....     0.57%        0.20%       0.16%       0.93%            --        0.93%(7)
MORGAN STANLEY VARIABLE
   INVESTMENT SERIES
   Dividend Growth Portfolio
     -- Class Y*...............     0.46%        0.25%       0.11%       0.82%            --        0.82%
   Equity Portfolio -- Class
     Y*........................     0.42%        0.25%       0.11%       0.78%            --        0.78%
   S&P 500 Index Portfolio --
     Class Y*..................     0.12%        0.25%       0.16%       0.53%            --        0.53%
THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC.
   Core Plus Fixed Income
     Portfolio -- Class II*....     0.38%        0.35%       0.31%       1.04%            --        1.04%(8)
   Emerging Markets Equity
     Portfolio -- Class I......     1.25%          --        0.41%       1.66%            --        1.66%

                                             DISTRIBUTION
                                                AND/OR                             CONTRACTUAL FEE   NET TOTAL
                                               SERVICE               TOTAL ANNUAL       WAIVER        ANNUAL
                                 MANAGEMENT    (12B-1)       OTHER     OPERATING    AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                     FEE         FEES      EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES**
-------------------------------  ----------  ------------  --------  ------------  ---------------  ----------
   Equity and Income
     Portfolio -- Class II*....     0.46%        0.35        0.32%       1.13%            --          1.13%
   Equity Growth Portfolio --
     Class I...................     0.50%          --        0.33%       0.83%            --          0.83%
   Global Franchise
     Portfolio -- Class II*         0.80%        0.35%       0.39%       1.54%            --          1.54%
   Global Value Equity
     Portfolio -- Class I......     0.67%          --        0.35%       1.02%            --          1.02%
   Mid Cap Growth Portfolio
     -Class I..................     0.75%          --        0.34%       1.09%            --          1.09%
   Small Company Growth
     Portfolio -- Class II*....     0.92%        0.35%       0.54%       1.81%            --          1.81%
   U.S. Mid Cap Value
     Portfolio -- Class I......     0.72%          --        0.29%       1.01%            --          1.01%
   U.S. Real Estate
     Securities Portfolio --
     Class I...................     0.75%          --        0.28%       1.03%            --          1.03%
   Value Portfolio -- Class I..     0.55%          --        0.37%       0.92%            --          0.92%
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio --
     Class II*.................     0.56%        0.25%       0.03%       0.84%            --          0.84%
   Emerging Growth Portfolio
     -Class II*................     0.70%        0.25%       0.07%       1.02%            --          1.02%
   Enterprise Portfolio --
     Class II*.................     0.50%        0.25%       0.18%       0.93%            --          0.93%
   Government Portfolio --
     Class II*.................     0.50%        0.25%       0.14%       0.89%            --          0.89%
   Growth and Income
     Portfolio -- Class II*....     0.57%        0.25%       0.04%       0.86%            --          0.86%
VARIABLE INSURANCE PRODUCTS
   FUND
   VIP Contrafund(R) Portfolio
     -- Service Class 2*.......     0.57%        0.25%       0.09%       0.91%            --          0.91%
   VIP Mid Cap Portfolio --
     Service Class 2*..........     0.57%        0.25%       0.12%       0.94%            --          0.94%

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

NOTES

(1) Pursuant to an agreement with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the B share class of the DWS Growth & Income VIP to 0.89%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Management fees in the table have been restated to reflect a new management fee schedule that became effective on October 1, 2005.

(3) Management fees in the table have been restated to reflect a new management fee schedule that became effective on December 1, 2005.

(4) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.10%. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits.

(5) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.

(6) The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.

(7) The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.

(8) The portfolio's management fee of 0.375% has been rounded up to 0.38% in the table.

(9) Fees and expenses for this Portfolio are estimated for the year ending December 31, 2006.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE -- This example assumes that you have elected the E.S.P. optional death benefit and a Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge of 1.00% applies).

                                     IF CONTRACT IS SURRENDERED AT THE END OF    IF CONTRACT IS NOT SURRENDERED OR
                                                 PERIOD SHOWN:                 ANUITIZED AT THE END OF PERIOD SHOWN:
                                     ----------------------------------------  -------------------------------------
FUNDING                                             3          5        10                  3                  10
OPTION                               1 YEAR       YEARS      YEARS     YEARS   1 YEAR     YEARS     5 YEARS   YEARS
-----------------------------------  ------      -------    -------   -------  ------    -------    -------   ------
Underlying Fund with Minimum Total
   Annual Operating Expenses.......  $  918      $ 1,466    $ 2,030   $ 3,368  $  318    $   966    $ 1,630   $3,368
Underlying Fund with Maximum Total
   Annual Operating Expenses.......  $1,316      $ 2,606    $ 3,840   $ 6,541  $  716    $ 2,106    $ 3,440   $6,541

                         CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

                              THE ANNUITY CONTRACT

Premier Advisers III Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions contained in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options, and one Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. The ages of the owner and Annuitant determine if you can purchase the Contract, and which optional features are available to you.

                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
    DEATH BENEFIT/OPTIONAL FEATURE                 ANNUITANT ON THE CONTRACT DATE
--------------------------------------    -----------------------------------------------
Standard Death Benefit                                           80
Enhanced Stepped-Up Provision (E.S.P.)                           75

Since optional benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table--Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table--Underlying Fund Fees and Expenses" and "Other Information--Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-800-599-9460 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

                FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                     OBJECTIVE                            ADVISER/SUBADVISER
----------------------------------------   ----------------------------------------     ----------------------------------
DWS VARIABLE SERIES I
   DWS Growth & Income VIP -- Class B      Seeks long-term growth of capital,           Deutsche Investment Management
                                           current income and growth of income.         Americas Inc.
DWS VARIABLE SERIES II
   DWS International Select Equity VIP     Seeks capital appreciation.                  Deutsche Investment Management
     -- Class B                                                                         Americas Inc.
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC. (CLASS I)
   Legg Mason Partners Variable All        Seeks capital appreciation.                  Salomon Brothers Asset Management
     Cap Portfolio                                                                      Inc
   Legg Mason Partners Variable High       Seeks total return consistent with the       Salomon Brothers Asset Management
     Yield Bond Portfolio                  preservation of capital.                     Inc
   Legg Mason Partners Variable            Seeks long-term growth of capital.           Salomon Brothers Asset Management
     Investors Portfolio                   Secondarily seeks current income.            Inc
   Legg Mason Partners Variable Large      Seeks long-term growth of capital.           Salomon Brothers Asset Management
     Cap Growth Portfolio                                                               Inc
   Legg Mason Partners Variable Small      Seeks long-term growth of capital.           Salomon Brothers Asset Management
     Cap Growth Portfolio                                                               Inc
   Legg Mason Partners Variable            Seeks to maximize total return               Salomon Brothers Asset Management
     Strategic Bond Portfolio              consistent with the preservation of          Inc
                                           capital.
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable            Seeks capital appreciation.                  Salomon Brothers Asset Management
     Aggressive Growth Portfolio --                                                     Inc
     Class I
MET INVESTORS SERIES TRUST
   Dreman Small-Cap Value Portfolio --     Seeks capital appreciation.                  Met Investors Advisory LLC
     Class A                                                                            Subadviser: Dreman Value
                                                                                        Management L.L.C.
   Met/AIM Capital Appreciation            Seeks capital appreciation.                  Met Investors Advisory LLC
     Portfolio -- Class A                                                               Subadviser:  AIM Capital
                                                                                        Management, Inc.
METROPOLITAN SERIES FUND
   BlackRock Money Market Portfolio --     Seeks a high level of current income         MetLife Advisers, LLC
     Class A                               consistent with preservation of capital.     Subadviser: BlackRock Advisors,
                                                                                        Inc.
   FI Large Cap Portfolio -- Class A       Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: Fidelity Management &
                                                                                        Research Company
   FI Value Leaders Portfolio -- Class D   Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: Fidelity Management &
                                                                                        Research Company
   MFS Total Return Portfolio -- Class F   Seeks a favorable total return through       MetLife Advisers, LLC
                                           investment in a diversified portfolio.       Subadviser: Massachusetts
                                                                                        Financial Services Company
MORGAN STANLEY VARIABLE INVESTMENT
   SERIES
   Dividend Growth Portfolio -- Class Y    Seeks to provide reasonable current          Morgan Stanley Investment Advisors
                                           income and long-term growth of income        Inc.
                                           and capital.
   Equity Portfolio -- Class Y             Seeks, as its primary objective, growth      Morgan Stanley Investment Advisors
                                           of capital and, as a secondary               Inc.
                                           objective, income, but only when
                                           consistent with its primary objective.
   S&P 500 Index Portfolio -- Class Y      Seeks to provide investment results          Morgan Stanley Investment Advisors
                                           that, before expenses, correspond to the     Inc.
                                           total return of the S&P 500 Index. The
                                           Fund normally invests in the common
                                           stocks included in the Index.

                FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                     OBJECTIVE                            ADVISER/SUBADVISER
----------------------------------------   ----------------------------------------     ----------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Core Plus Fixed Income Portfolio --     Seeks above-average total return over a      Morgan Stanley Investment
     Class II                              market cycle of three to five years. The     Management Inc.
                                           Fund normally invests in a
                                           diversified mix of dollar denominated
                                           investment grade fixed income
                                           securities, particularly U.S.
                                           Government, corporate and mortgage
                                           securities.
   Emerging Markets Equity Portfolio --    Seeks long-term capital appreciation by      Morgan Stanley Investment
     Class I                               investing primarily in growth oriented       Management Inc.
                                           securities of issuers in emerging market
                                           countries.
   Equity and Income Portfolio -- Class    Seeks both capital appreciation and          Morgan Stanley Investment
     II                                    current income. The Fund normally            Management Inc.
                                           invests in income-producing equity
                                           instruments (including common stocks,
                                           preferred stocks and convertible
                                           securities) and investment grade
                                           fixed income securities.
   Equity Growth Portfolio -- Class I      Seeks long-term capital appreciation by      Morgan Stanley Investment
                                           investing primarily in growth-oriented       Management Inc.
                                           equity securities of
                                           large-capitalization companies.
   Global Franchise Portfolio -- Class     Seeks long-term capital appreciation by      Morgan Stanley Investment
     II                                    investing primarily in equity securities     Management Inc.
                                           of issuers throughout the world that
                                           it believes have, among other things,
                                           resilient business franchises and
                                           growth potential.
   Global Value Equity Portfolio --        Seeks long-term capital appreciation by      Morgan Stanley Investment
     Class I                               investing primarily in equity securities     Management Inc.
                                           of issuers throughout the world,
                                           including U.S. issuers.
   Mid Cap Growth Portfolio -- Class I     Seeks long-term capital growth by            Morgan Stanley Investment
                                           investing in common stocks and other         Management Inc.
                                           equity securities.
   Small Company Growth Portfolio --       Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class II                              The Fund normally invests in                 Management Inc.
                                           growth-oriented equity securities of
                                           small U.S. and, to a limited extent,
                                           foreign companies.
   U.S. Mid Cap Value Portfolio --         Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class I                               The Fund normally invests in common          Management Inc.
                                           stocks and other equity securities of
                                           growth-oriented mid cap companies.
   U.S. Real Estate Securities             Seeks above average current income and       Morgan Stanley Investment
     Portfolio -- Class I                  long-term capital appreciation. The Fund     Management Inc.
                                           normally invests in equity securities of
                                           companies in the U.S. real estate
                                           industry, including real estate
                                           investment trusts.
   Value Portfolio -- Class I              Seeks above-average total return over a      Morgan Stanley Investment
                                           market cycle of three to five years by       Management Inc.
                                           investing primarily in a portfolio of
                                           common stocks and other equity
                                           securities.
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio -- Class II          Seeks capital growth and income through      Van Kampen Asset Management
                                           investments in equity securities,
                                           including common stocks, preferred
                                           stocks and securities convertible into
                                           common and preferred stocks.
   Emerging Growth Portfolio -- Class II   Seeks capital appreciation.                  Van Kampen Asset Management

                FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                     OBJECTIVE                            ADVISER/SUBADVISER
----------------------------------------   ----------------------------------------     ----------------------------------
   Enterprise Portfolio -- Class II        Seeks capital appreciation through           Van Kampen Asset Management
                                           investments in securities believed by
                                           the portfolio's investment adviser to
                                           have above-average potential for
                                           capital appreciation.
   Government Portfolio -- Class II        Seeks to provide investors with high         Van Kampen Asset Management
                                           current return consistent with
                                           preservation of capital.
   Growth and Income Portfolio -- Class    Seeks long-term growth of capital and        Van Kampen Asset Management
     II                                    income.
VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio -- Service  Seeks long-term capital appreciation.        Fidelity Management & Research
     Class 2                                                                            Company
   VIP Mid Cap Portfolio -- Service        Seeks long-term growth of capital.           Fidelity Management & Research
     Class 2                                                                            Company

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

Underlying Fund Name Changes

                       FORMER NAME                                                   NEW NAME
-------------------------------------------------------    -----------------------------------------------------------
GREENWICH STREET SERIES FUND                               LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Salomon Brothers Variable Aggressive Growth Portfolio      Legg Mason Partners Variable Aggressive Growth Portfolio
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
  All Cap Fund                                               Legg Mason Partners Variable All Cap Portfolio
  High Yield Bond Fund                                       Legg Mason Partners Variable High Yield Bond Portfolio
  Investors Fund                                             Legg Mason Partners Variable Investors Portfolio
  Large Cap Growth Fund                                      Legg Mason Partners Variable Large Cap Growth Portfolio
  Small Cap Growth Fund                                      Legg Mason Partners Variable Small Cap Growth Portfolio
  Strategic Bond Fund                                        Legg Mason Partners Variable Strategic Bond Portfolio
SCUDDER VARIABLE SERIES I                                  DWS VARIABLE SERIES I
  Growth and Income Portfolio                                DWS Growth & Income VIP
SCUDDER VARIABLE SERIES II                                 DWS VARIABLE SERIES II
  Scudder International Select Equity Portfolio              DWS International Select Equity VIP

UNDERLYING FUND MERGERS/REORGANIZATIONS

The former Underlying Funds were merged with or reorganized into the new Underlying Funds.

             FORMER UNDERLYING FUND                            NEW UNDERLYING FUND
-----------------------------------------------    ----------------------------------------
THE TRAVELERS SERIES TRUST                         MET INVESTORS SERIES TRUST
  AIM Capital Appreciation Portfolio                 Met/AIM Capital Appreciation Portfolio
  Style Focus Series: Small Cap Value Portfolio      Dreman Small-Cap Value Portfolio
                                                   METROPOLITAN SERIES FUND, INC.
  Equity Income Portfolio                            FI Value Leaders Portfolio
  Large Cap Portfolio                                FI Large Cap Portfolio
  MFS Total Return Portfolio                         MFS Total Return Portfolio

UNDERLYING FUND SUBSTITUTIONS

The following new Underlying Funds were substituted for the former Underlying Funds.

      FORMER UNDERLYING FUND              NEW UNDERLYING FUND
--------------------------------    ----------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST    METROPOLITAN SERIES FUND, INC.
  Money Market Portfolio              BlackRock Money Market Portfolio

                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

      - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

      - administration of the annuity options available under the Contracts and

      -     the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

      - sales and marketing expenses including commission payments to your sales agent and

      -     other costs of doing business.

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

    YEARS SINCE PURCHASE PAYMENT MADE        WITHDRAWAL CHARGE
-----------------------------------------    -----------------
GREATER THAN OR EQUAL TO    BUT LESS THAN
         0 years               2 years              6%
         2 years               4 years              5%
         4 years               5 years              4%
         5 years               6 years              3%
         6 years               7 years              2%
        7 years+                                    0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies then;

      (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

      (d)   any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

      -     if a lifetime annuity payout has begun

      - due to a minimum distribution under our minimum distribution rules then in effect

      - if you elect Annuity Payments for a fixed period of at least five years.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

      (1)   from the distribution of death proceeds

      (2)   after an annuity payout has begun or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.40% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.15% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 76 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge will not be assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

   YEARS SINCE INITIAL PURCHASE PAYMENT      WITHDRAWAL CHARGE
-----------------------------------------    -----------------
GREATER THAN OR EQUAL TO    BUT LESS THAN
         0 years               2 years              6%
         2 years               4 years              5%
         4 years               5 years              4%
         5 years               6 years              3%
         6 years               7 years              2%
        7 years+                                    0%

Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., the Legg Mason Partners Variable High Yield Bond Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, DWS International Select Equity VIP, Dreman Small-Cap Value Portfolio, Universal Institutional Funds Global Franchise Portfolio, Universal Institutional Funds Emerging Markets Equity Portfolio, Universal Institutional Funds Global Value Equity Portfolio and Universal Institutional Funds Small Company Growth Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

      - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

      - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. Under each program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of Fixed Account Value. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the program period selected to the current funding options over the remainder of that program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the Dollar Cost Averaging Program.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note that naming different persons as owner and Annuitant may affect whether certain benefits are payable, the amount of those benefits, and who will receive them. Use care when naming owners, Annuitants and beneficiaries, and consult your agent if you have questions.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

      -     the death benefit will not be payable upon the Annuitant's death

      -     the Contingent Annuitant becomes the Annuitant

      -     all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect. If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal or beneficiary contract continuance ("Death Report Date").

Note: If the Contract Owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "Contract Owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted.

      (1)   the Contract Value on the Death Report Date

      (2)   your adjusted Purchase Payment (see below) or*

      (3)   the Step-Up Value (if any, as described below).

--------------
* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

STEP-UP VALUE. The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

PARTIAL SURRENDER REDUCTION.

ADJUSTED PURCHASE PAYMENT. The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately prior to the reduction for the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value immediately before the withdrawal.

STEP-UP VALUE: The partial surrender reduction equals (1) the Step-Up Initial Value in effect immediately before the reduction for withdrawal, multiplied by
(2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

The following examples apply to the Adjusted Purchase Payment and Step-Up Value. Assume your current Contract Value is $55,000. If the current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the death benefit as follows:

      50,000 x (10,000/55,000) = 9,090

Your new death benefit would be $50,000 - $9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If the current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the death benefit as follows:

      50,000 x (10,000/30,000) = 16,666

Your new death benefit would be $50,000 -- $16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

      50,000 x (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

      50,000 x (10,000/30,000) = 16,666

Your new modified Purchase Payment would be $50,000 -- $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

    BEFORE THE MATURITY DATE,     THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE       PAY THE PROCEEDS TO:      UNLESS                                APPLY*
--------------------------------  ------------------------  ------------------------------------  ----------------
OWNER (WHO IS NOT THE ANNUITANT)  The beneficiary (ies),    Unless the beneficiary elects to      Yes
(WITH NO JOINT OWNER)             or if none, to the        continue the Contract rather than
                                  Contract Owner's estate.  receive the distribution.

OWNER (WHO IS THE ANNUITANT)      The beneficiary (ies),    Unless the beneficiary elects to      Yes
(WITH NO JOINT OWNER)             or if none, to the        continue the Contract rather than
                                  Contract Owner's estate.  receive the distribution.

NON-SPOUSAL JOINT OWNER (WHO IS   The surviving joint                                             Yes
NOT THE ANNUITANT)                owner.

NON-SPOUSAL JOINT OWNER (WHO IS   The beneficiary (ies),    Unless the beneficiary elects to      Yes
THE ANNUITANT)                    or, if none, to the       continue the Contract rather than
                                  surviving joint owner.    receive a distribution.

SPOUSAL JOINT OWNER (WHO IS NOT   The surviving joint       Unless the spouse elects to continue  Yes
THE ANNUITANT)                    owner.                    the Contract.

SPOUSAL JOINT OWNER (WHO IS THE   The beneficiary (ies),    Unless the spouse elects to continue  Yes
ANNUITANT)                        or, if none, to the       the Contract.
                                  surviving joint owner.


    BEFORE THE MATURITY DATE,     THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE       PAY THE PROCEEDS TO:      UNLESS                                APPLY*
--------------------------------  ------------------------  ------------------------------------  ----------------
                                                            A spouse who is not the beneficiary
                                                            may decline to receive the proceeds
                                                            or to continue the Contract and
                                                            instruct the Company to pay the
                                                            beneficiary.

ANNUITANT (WHO IS NOT THE         The beneficiary (ies),    Unless the beneficiary elects to      Yes
CONTRACT OWNER)                   or if none, to the        continue the Contract rather than
                                  Contract Owner.           receive the distribution.

                                                            But, if there is a Contingent
                                                            Annuitant, then the Contingent
                                                            Annuitant becomes the Annuitant and
                                                            the Contract continues in effect
                                                            (generally using the original
                                                            Maturity Date). The proceeds will
                                                            then be paid upon the death of the
                                                            Contingent Annuitant or owner.

ANNUITANT (WHO IS THE CONTRACT    See death of "owner who                                         Yes
OWNER)                            is the Annuitant" above.

ANNUITANT (WHERE OWNER IS A       The beneficiary (ies),                                          Yes (Death of
NON-NATURAL ENTITY/TRUST)         or if none, to the owner.                                       Annuitant is
                                                                                                  treated as death
                                                                                                  of the owner in
                                                                                                  these
                                                                                                  circumstances.)

CONTINGENT ANNUITANT (ASSUMING    No death proceeds are                                           N/A
ANNUITANT IS STILL ALIVE)         payable; Contract
                                  continues.

BENEFICIARY                       No death proceeds are                                           N/A
                                  payable; Contract
                                  continues.

CONTINGENT BENEFICIARY            No death proceeds are                                           N/A
                                  payable; Contract
                                  continues.

                               QUALIFIED CONTRACTS

    BEFORE THE MATURITY DATE,     THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE       PAY THE PROCEEDS TO:      UNLESS                                APPLY*
--------------------------------  ------------------------  ------------------------------------  ----------------
OWNER / ANNUITANT                 The beneficiary (ies),    Unless the beneficiary elects to      Yes
                                  or if none, to the        continue the Contract rather than
                                  Contract Owner's estate.  receive a distribution.

BENEFICIARY                       No death proceeds are                                           N/A
                                  payable; Contract
                                  continues.

CONTINGENT BENEFICIARY            No death proceeds are                                           N/A
                                  payable; Contract
                                  continues.

--------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (NON-QUALIFIED CONTRACTS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If your spouse is named as one of multiple beneficiaries, your spouse can elect to continue the Contract only in the proportion to which he/she is entitled as a beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership

      -     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - through an annuity for life or a period that does not exceed the beneficiary's life expectancy; or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". The availability of each rider is shown below.

NAME OF RIDER:               GMWB I                      GMWB II                  GMWB III
--------------  -------------------------------  ----------------------  --------------------------
                           Principal                    Principal                 Principal
ALSO CALLED:               Guarantee                    Guarantee              Guarantee Value

AVAILABILITY:    Not available for purchase on    Available on or after  Not available at this time
                or after March 21, 2005, unless     March 21, 2005 if
                GMWB II is not approved in your  approved in your state
                             state

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                                       GMWB I      GMWB II    GMWB III
                                                                     ----------  ----------  ---------
If you make your first withdrawal BEFORE the 3 rd anniversary after
you purchase GMWB:                                                    5% of RBB   5% of RBB  5% of RBB
If you make your first withdrawal AFTER the 3rd anniversary after
you purchase GMWB:                                                   10% of RBB  10% of RBB  5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

                               ASSUMES 10% GAIN ON INVESTMENT                   ASSUMES 10% LOSS ON INVESTMENT
                    -----------------------------------------------  -------------------------------------------------
                    CONTRACT                                         CONTRACT
                      VALUE          RBB              AWB (5%)        VALUE           RBB             AWB (5%)
                    --------  ------------------  -----------------  --------  -----------------  --------------------
VALUES AS OF

INITIAL GMWB        $100,000       $100,000            $5,000        $100,000      $100,000            $5,000
PURCHASE

IMMEDIATELY PRIOR   $110,000       $100,000            $5,000        $90,000       $100,000            $5,000
TO WITHDRAWAL

PARTIAL WITHDRAWAL     N/A         (100,000         [5,000 X (1-       N/A         (100,000           [5,000 X
REDUCTION (PWR)               X 10,000/110,000)=  90,000/100,000)]=            X 10,000/90,000)=  (1-88,889/100,000)]=
                                    $9,091              $500                        $11,111             $556

GREATER OF PWR OR                  $10,000                                          $11,111
THE DOLLAR AMOUNT
OF THE WITHDRAWAL               (10,000>9,091)                                  (11,111>10,000)

CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)          $ 10,000       $10,000             $  500        $10,000        $11,111            $  556

VALUE IMMEDIATELY
AFTER WITHDRAWAL    $100,000       $90,000             $4,500        $80,000        $88,889            $4,444

                          WITHDRAWAL EXAMPLE FOR GMWB I

                               ASSUMES 10% GAIN ON INVESTMENT                   ASSUMES 10% LOSS ON INVESTMENT
                    -----------------------------------------------  -------------------------------------------------
                    CONTRACT                                         CONTRACT
                      VALUE          RBB              AWB (5%)        VALUE           RBB             AWB (5%)
                    --------  ------------------  -----------------  --------  -----------------  --------------------
VALUES AS OF

INITIAL GMWB        $100,000        $100,000           $5,000        $100,000      $100,000              $5,000
PURCHASE

IMMEDIATELY PRIOR   $110,000        $100,000           $5,000        $ 90,000      $100,000              $5,000
TO WITHDRAWAL

IMMEDIATELY AFTER   $100,000         90,909            $4,545        $ 80,000      $ 88,889              $4,444
WITHDRAWAL

                               [100,000-(100,000   [5,000 - (5,000                [100,000 -            [5,000 X
                               X 10,000/110,000)] X90,909/100,000)]               (100,000         (88,889/100,000)]
                                                                               X 10,000/90,000)]

CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)          $ 10,000         $9,091             $455         $ 10,000       $11,111                $556

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

            -     a qualified retirement plan (Code Section 401),

            -     a tax-sheltered annuity (Code Section 403(b)),

            -     an individual retirement account (Code Sections 408(a)),

            -     an individual retirement annuity (Code Section 408(b)), or

            -     a qualified deferred compensation plan (Code Section 457).

            Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury

            Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

      - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page
            526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

      - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

      - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract Value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract Value to be allocated into the restricted Variable Funding Option. Any Contract Value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract Value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

                                                  GMWB I  GMWB II  GMWB III
                                                  ------  -------  --------
Current Annual Charge...........................   0.40%   0.50%    0.25%
Maximum Annual Charge After a Reset.............   1.00%   1.00%     N/A

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing.

All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      - The total annual payment amount will equal the AWB and will never exceed your RBB, and

      - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

                                      GMWB I                         GMWB II                       GMWB III
                          ------------------------------  -----------------------------  ----------------------------
AWB                        5% of RBB if first withdrawal  5% of RBB if first withdrawal           5% of RBB
                              before 3rd anniversary          before 3rd anniversary
                          10% of RBB if first withdrawal       10% of RBB if first
                               after 3rd anniversary           withdrawal after 3rd
                                                                   anniversary

ANNUAL CHARGE                          0.40%                          0.50%                         0.25%

RESET                                   Yes                            Yes                            No

CAN I CANCEL MY GMWB?                   No                      Yes, after the 5th            Yes, after the 5th
                                                           anniversary of GMWB purchase  anniversary of GMWB purchase

INVESTMENT RESTRICTIONS                 No                             Yes                           Yes

WAIVER OF RECALCULATION                 No                             Yes                           Yes
OF AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

      - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase Payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

      - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                                INCREASING CONTRACT VALUE                          DECLINING CONTRACT VALUE
                    ---------------------------------------------  ----------------------------------------------
                                       BASE                                           BASE
                                    CALCULATION                                    CALCULATION
                    CONTRACT VALUE     AMOUNT       BENEFIT BASE   CONTRACT VALUE     AMOUNT       BENEFIT BASE
                    --------------  -----------    --------------  --------------  -----------     --------------
VALUE AS OF GMAB    $      100,000  $   100,000    Not Applicable  $      100,000  $   100,000     Not Applicable
RIDER EFFECTIVE
DATE

VALUE AS OF RIDER   $      115,000  $   100,000    $      100,000  $       85,000  $   100,000     $      100,000
MATURITY DATE

AMOUNT APPLIED TO                   $         0(1)                                 $    15,000(2)
CONTRACT VALUE DUE
TO GMAB RIDER

-------
(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT

                    ADDITIONAL PURCHASE PAYMENT WITHIN 12      ADDITIONAL PURCHASE PAYMENT AFTER 12
                                 MONTHS                                         MONTHS
                  -------------------------------------------  -------------------------------------------
                                                      BASE                                         BASE
                                     PURCHASE     CALCULATION                    PURCHASE      CALCULATION
                  CONTRACT VALUE      PAYMENT        AMOUNT    CONTRACT VALUE    PAYMENT          AMOUNT
                  --------------  --------------  -----------  --------------  --------------  -----------
VALUE AS OF GMAB  $      100,000  $      100,000  $   100,000      $100,000    $      100,000  $   100,000
RIDER EFFECTIVE
DATE

VALUE BEFORE      $      120,000  Not Applicable  $   100,000      $120,000    Not Applicable  $   100,000
ADDITIONAL
PURCHASE PAYMENT

VALUE AFTER       $      130,000  $       10,000  $   110,000      $130,000    $       10,000  $   100,000
ADDITIONAL
PURCHASE PAYMENT

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT

                                                       ASSUMING INCREASING CONTRACT VALUE
                           ------------------------------------------------------------------------------------
                                                                                              REDUCTION TO BASE
                           CONTRACT  BASE CALCULATION  PARTIAL WITHDRAWAL  PARTIAL SURRENDER      CALCULATION
                             VALUE        AMOUNT             AMOUNT            REDUCTION            AMOUNT
                           --------  ----------------  ------------------  -----------------  -----------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE             $100,000      $100,000        Not Applicable      Not Applicable     Not Applicable

VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL         $115,000      $100,000        Not Applicable      Not Applicable     Not Applicable

VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                 $105,000      $ 90,000             $10,000             $8,696             $10,000

                                                     ASSUMING DECLINING CONTRACT VALUE
                           ------------------------------------------------------------------------------------
                                                                                              REDUCTION TO BASE
                           CONTRACT  BASE CALCULATION  PARTIAL WITHDRAWAL  PARTIAL SURRENDER     CALCULATION
                             VALUE        AMOUNT             AMOUNT            REDUCTION           AMOUNT
                           --------  ----------------  ------------------  -----------------  -----------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE             $100,000      $100,000        Not Applicable      Not Applicable     Not Applicable

VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL         $ 85,000      $100,000        Not Applicable      Not Applicable     Not Applicable

VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                 $ 75,000      $ 88,235             $10,000            $11,765            $11,765

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owners who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

      - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

      - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

      - If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

      - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Class B Subaccounts that are currently offered under the Contract. All remaining Subaccounts offered under the Contract are Class A Subaccounts.

  CLASS B SUBACCOUNTS/ UNDERLYING
               FUNDS

LEGG MASON PARTNERS VARIABLE
PORTFOLIOS I, INC.
   Legg Mason Partners Variable
     High Yield Bond Fund -- Class I
   Legg Mason Partners Variable
     Strategic Bond Fund -- Class I
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio
     -- Class A
THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC.
   Core Plus Fixed Income Portfolio
     -- Class II
VAN KAMPEN LIFE INVESTMENT TRUST
   Government Portfolio -- Class II

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request.

Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

      Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

      Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving annuity payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

- Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

- If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

- Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

- If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday for Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us). (In certain states, the Maturity Date elected may not be later than the Annuitant's 90th birthday; refer to your Contract.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday for Non-qualified Contracts, or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

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VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly annuity payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once annuity payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

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The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A

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withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Fund ABD and MetLife of CT Fund ABD II, respectively. (References to "Separate Account" are either to Fund ABD or Fund ABD II, depending

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on the issuer of your Contract.) Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is

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

allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%, respectively. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Owners should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES: While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX: Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

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TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including
IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

HURRICANE RELIEF

LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your tax advisor to determine if hurricane relief is available to your particular situation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners of the plan sponsor). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations

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

changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value and living benefits such as the GMWB) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your own tax adviser as to how these rules affect your Contract.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

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Section 408 (k) of the Code provides for the purchase of a Simplified Employee
Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

      -     a non-taxable return of your purchase payment; or

      -     a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATION (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a separate account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED BENEFITS. If you have purchased a GMWB, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994

Code first as a return of investment. Therefore, a substantial portion of amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLCC") (formerly Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLCC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLCC for expenses MLIDLCC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLCC does not retain any fees under the Contracts; however, MLIDLCC may receive 12b-1 fees from the Underlying Funds.

MLIDLCC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLCC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLCC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLCC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDLCC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLCC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLCC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLCC have entered into a preferred distribution arrangement with Morgan Stanley DW, Inc., the only broker-dealer firm that is authorized by the Company and MLIDLCC to offer the Contracts. See the Statement of Additional Information--DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT for a list of the broker-dealer firms that received such compensation during 2005, as well as the range of additional compensation paid.

The Company and MLIDLCC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners' instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT  OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR    END OF YEAR
-----------------------------------------------------------   -------  -------------  -------------  -----------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (5/02)....................................    2005        1.000          1.078                19,613

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio -- Class Y (9/03)...............   2005        1.000          1.036                    --

   Equity Portfolio -- Class Y (9/03)........................   2005        1.000          1.127                    --

   S&P 500 Index Portfolio -- Class Y (9/03).................   2005        1.000          1.022                58,420

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)...........................   2005        1.000          1.031                    --

   High Yield Bond Fund -- Class I (8/98)....................   2005        1.000          1.005                 9,975

   Investors Fund -- Class I (6/98)..........................   2005        1.000          1.038                    --

   Large Cap Growth Fund -- Class I (5/02)...................   2005        1.000          1.034                37,871

   Small Cap Growth Fund -- Class I (5/00)...................   2005        1.000          1.007                 3,562

   Strategic Bond Fund -- Class I (8/98).....................   2005        1.000          1.002               114,724

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (6/03).............   2005        1.000          1.031                    --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (6/03)............................................   2005        1.000         1.122              49,318

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (9/00).................   2005        1.000         1.073                  --

   Equity Income Portfolio (5/97)............................   2005        1.000         1.025               9,251

   Large Cap Portfolio (6/97)................................   2005        1.000         1.041               5,948

   MFS Total Return Portfolio (5/97).........................   2005        1.000         1.006                  --

   Style Focus Series: Small Cap Value Portfolio (5/05)......   2005        1.000         1.010               5,929

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......   2005        1.000         1.006             164,717

   Emerging Markets Equity Portfolio -- Class I (11/98)......   2005        1.000         1.214               8,214

   Equity and Income Portfolio -- Class II (5/03)............   2005        1.000         1.035              27,939

   Equity Growth Portfolio -- Class I (5/00).................   2005        1.000         1.113                  --

   Global Franchise Portfolio -- Class II (5/03).............   2005        1.000         1.066              13,748

   Global Value Equity Portfolio -- Class I (6/98)...........   2005        1.000         1.051                  --

   Mid Cap Growth Portfolio -- Class I (5/00)................   2005        1.000         1.108                  --

   U.S. Mid Cap Value Portfolio -- Class I (6/98)............   2005        1.000         1.066               3,340

   Small Company Growth Portfolio -- Class II (5/03).........   2005        1.000         1.045               1,614

   U.S. Real Estate Portfolio -- Class I (10/98).............   2005        1.000         1.039               5,787

   Value Portfolio -- Class I (7/98).........................   2005        1.000         1.031                  --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............   2005        1.000         1.031              63,204

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
   Emerging Growth Portfolio -- Class II Shares (12/00)......   2005        1.000          1.044               3,771

   Enterprise Portfolio -- Class II Shares (12/00)...........   2005        1.000          1.037                  --

   Government Portfolio -- Class II Shares (12/00)...........   2005        1.000          1.003              20,345

   Growth and Income Portfolio -- Class II Shares (12/00)....   2005        1.000          1.041              13,359

   Money Market Portfolio -- Class II Shares (12/00).........   2005        1.000          1.006             393,298

Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........   2005        1.000          1.093              38,227

   Mid Cap Portfolio -- Service Class 2 (12/00)..............   2005        1.000          1.110              28,980

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.20%

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (5/02).....................................   2005       1.000          1.090                   --

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio -- Class Y (9/03)...............   2005       1.000          1.030                   --

   Equity Portfolio -- Class Y (9/03)........................   2005       1.000          1.181                   --

   S&P 500 Index Portfolio -- Class Y (9/03).................   2005       1.000          1.027                4,858

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)...........................   2005       1.000          1.034                   --

   High Yield Bond Fund -- Class I (8/98)....................   2005       1.000          1.007                   --

   Investors Fund -- Class I (6/98)..........................   2005       1.000          1.046                   --

   Large Cap Growth Fund -- Class I (5/02)...................   2005       1.000          1.055                   --

   Small Cap Growth Fund -- Class I (5/00)...................   2005       1.000          1.075                   --

   Strategic Bond Fund -- Class I (8/98).....................   2005       1.000          0.993               34,135

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (6/03).............   2005       1.000          1.037                   --

Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (6/03)............................................   2005       1.000          1.122               21,033

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (9/00).................   2005       1.000          1.080                   --

   Equity Income Portfolio (5/97)............................   2005       1.000          1.028                   --

   Large Cap Portfolio (6/97)................................   2005       1.000          1.075                   --

   MFS Total Return Portfolio (5/97).........................   2005       1.000          1.009               44,740

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
   Style Focus Series: Small Cap Value Portfolio (5/05)......   2005       1.000          1.109                   --

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......   2005       1.000          1.008               42,550

   Emerging Markets Equity Portfolio -- Class I (11/98)......   2005       1.000          1.254               37,803

   Equity and Income Portfolio -- Class II (5/03)............   2005       1.000          1.050               84,255

   Equity Growth Portfolio -- Class I (5/00).................   2005       1.000          1.172                   --

   Global Franchise Portfolio -- Class II (5/03).............   2005       1.000          1.084               86,178

   Global Value Equity Portfolio -- Class I (6/98)...........   2005       1.000          1.041                   --

   Mid Cap Growth Portfolio -- Class I (5/00)................   2005       1.000          1.153                   --

   U.S. Mid Cap Value Portfolio -- Class I (6/98)............   2005       1.000          1.095                   --

   Small Company Growth Portfolio -- Class II (5/03).........   2005       1.000          1.102                4,550

   U.S. Real Estate Portfolio -- Class I (10/98).............   2005       1.000          1.184                2,135

   Value Portfolio -- Class I (7/98).........................   2005       1.000          1.033                   --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............   2005       1.000          1.029               66,134

   Emerging Growth Portfolio -- Class II Shares (12/00)......   2005       1.000          1.071               25,776

   Enterprise Portfolio -- Class II Shares (12/00)...........   2005       1.000          1.072                   --

   Government Portfolio -- Class II Shares (12/00)...........   2005       1.000          1.001               25,347

   Growth and Income Portfolio -- Class II Shares (12/00)....   2005       1.000          1.070                   --

   Money Market Portfolio -- Class II Shares (12/00).........   2005       1.000          1.003                   --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR      END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........  2005        1.000           1.131              11,106

   Mid Cap Portfolio -- Service Class 2 (12/00)..............  2005        1.000           1.139              22,728

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION

                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT  OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (7/02)....................................    2005       1.000          1.078                   --

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio -- Class Y (9/03)...............   2005       1.000          1.036                   --

   Equity Portfolio -- Class Y (10/03).......................   2005       1.000          1.127                   --

   S&P 500 Index Portfolio -- Class Y (9/03).................   2005       1.000          1.022                   --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (5/98)............................   2005       1.000          1.031                   --

   High Yield Bond Fund -- Class I (5/98)....................   2005       1.000          1.005                   --

   Investors Fund -- Class I (4/98)..........................   2005       1.000          1.038                   --

   Large Cap Growth Fund -- Class I (7/02)...................   2005       1.000          1.034                1,836

   Small Cap Growth Fund -- Class I (5/00)...................   2005       1.000          1.007                   --

   Strategic Bond Fund -- Class I (5/98).....................   2005       1.000          1.002                1,489

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (8/03).............   2005       1.000          1.031                   --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (8/03)............................................   2005        1.000          1.122                  --

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (10/00)................   2005        1.000          1.073                  --

   Equity Income Portfolio (12/96)...........................   2005        1.000          1.025                  --

   Large Cap Portfolio (12/96)...............................   2005        1.000          1.041                  --

   MFS Total Return Portfolio (1/97).........................   2005        1.000          1.006                  --

   Style Focus Series: Small Cap Value Portfolio (6/05)......   2005        1.000          1.010                  --

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......   2005        1.000          1.006                  --

   Emerging Markets Equity Portfolio -- Class I (5/98).......   2005        1.000          1.214              19,083

   Equity and Income Portfolio -- Class II (5/03)............   2005        1.000          1.035               1,832

   Equity Growth Portfolio -- Class I (5/00).................   2005        1.000          1.113                  --

   Global Franchise Portfolio -- Class II (5/03).............   2005        1.000          1.066               5,346

   Global Value Equity Portfolio -- Class I (5/98)...........   2005        1.000          1.051                  --

   Mid Cap Growth Portfolio -- Class I (5/00)................   2005        1.000          1.108                  --

   U.S. Mid Cap Value Portfolio -- Class I (5/98)............   2005        1.000          1.066                  --

   Small Company Growth Portfolio -- Class II (5/03).........   2005        1.000          1.045                  --

   U.S. Real Estate Portfolio -- Class I (5/98)..............   2005        1.000          1.039                  --

   Value Portfolio -- Class I (5/98).........................   2005        1.000          1.031                  --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............   2005        1.000          1.031              16,763

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
   Emerging Growth Portfolio -- Class II Shares (12/00)......   2005        1.000           1.044                 --

   Enterprise Portfolio -- Class II Shares (12/00)...........   2005        1.000           1.037                 --

   Government Portfolio -- Class II Shares (1/01)............   2005        1.000           1.003                 --

   Growth and Income Portfolio -- Class II Shares (12/00)....   2005        1.000           1.041             16,529

   Money Market Portfolio -- Class II Shares (1/01)..........   2005        1.000           1.006                 --

Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........   2005        1.000           1.093             57,122

   Mid Cap Portfolio -- Service Class 2 (1/01)...............   2005        1.000           1.110              4,557

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.20%

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (7/02).....................................   2005       1.000          1.090               74,370

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio -- Class Y (9/03)...............   2005       1.000          1.030                   --

   Equity Portfolio -- Class Y (10/03).......................   2005       1.000          1.181                   --

   S&P 500 Index Portfolio -- Class Y (9/03).................   2005       1.000          1.027               19,323

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (5/98)............................   2005       1.000          1.034                   --

   High Yield Bond Fund -- Class I (5/98)....................   2005       1.000          1.007               20,067

   Investors Fund -- Class I (4/98)..........................   2005       1.000          1.046                   --

   Large Cap Growth Fund -- Class I (7/02)...................   2005       1.000          1.055                   --

   Small Cap Growth Fund -- Class I (5/00)...................   2005       1.000          1.075                   --

   Strategic Bond Fund -- Class I (5/98).....................   2005       1.000          0.993               45,821

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (8/03).............   2005       1.000          1.037                   --

Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (8/03)............................................   2005       1.000          1.122               25,329

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (10/00)................   2005       1.000          1.080                   --

   Equity Income Portfolio (12/96)...........................   2005       1.000          1.028               22,603

   Large Cap Portfolio (12/96)...............................   2005       1.000          1.075               36,553

   MFS Total Return Portfolio (1/97).........................   2005       1.000          1.009               19,442

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
    Style Focus Series: Small Cap Value Portfolio (6/05).....   2005       1.041           1.109                  --

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......   2005       1.000           1.008                  --

   Emerging Markets Equity Portfolio -- Class I (5/98).......   2005       1.000           1.254               5,328

   Equity and Income Portfolio -- Class II (5/03)............   2005       1.000           1.050              39,067

   Equity Growth Portfolio -- Class I (5/00).................   2005       1.000           1.172                  --

   Global Franchise Portfolio -- Class II (5/03).............   2005       1.000           1.084             112,825

   Global Value Equity Portfolio -- Class I (5/98)...........   2005       1.000           1.041                  --

   Mid Cap Growth Portfolio -- Class I (5/00)................   2005       1.000           1.153              11,166

   U.S. Mid Cap Value Portfolio -- Class I (5/98)............   2005       1.000           1.095               5,947

   Small Company Growth Portfolio -- Class II (5/03).........   2005       1.000           1.102              11,643

   U.S. Real Estate Portfolio -- Class I (5/98)..............   2005       1.000           1.184              23,256

   Value Portfolio -- Class I (5/98).........................   2005       1.000           1.033                  --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............   2005       1.000           1.029              59,129

   Emerging Growth Portfolio -- Class II Shares (12/00)......   2005       1.000           1.071              38,804

   Enterprise Portfolio -- Class II Shares (12/00)...........   2005       1.000           1.072               8,055

   Government Portfolio -- Class II Shares (1/01)............   2005       1.000           1.001                  --

   Growth and Income Portfolio -- Class II Shares (12/00)....   2005       1.000           1.070              12,119

   Money Market Portfolio -- Class II Shares (1/01)..........   2005       1.000           1.003                  --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                 NUMBER OF UNITS
                                                                       BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR        END OF YEAR     END OF YEAR
------------------------------------------------------------- -------  -------------  -------------  ---------------
Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........   2005       1.000           1.131              84,976

   Mid Cap Portfolio -- Service Class 2 (1/01)...............   2005       1.000           1.139              90,813

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX D

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                     ISSUE.)

If after the first Contract Year and before the Maturity Date, you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

      (a)   is Medicare approved as a provider of skilled nursing care services;
            and

      (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

      (a) is licensed as a nursing care facility by the state in which it is licensed;

      (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

      (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

      (d) provides, as a primary function, nursing care and room and board; and charges for these services;

      (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

      (f) may provide care by a licenses physical, respiratory, occupational or speech therapist; and

      (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

      (a) mental, nervous, emotional or personality, disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

      (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

      (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

      (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

      (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licenses physician, or the involuntary taking of drugs.

FILING A CLAIM. You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                              The Insurance Company
                              Principal Underwriter
                              Distribution and Principal Underwriting Agreement Valuation of Assets
                              Federal Tax Considerations
                              Independent Registered Public Accounting Firm Condensed Financial Information
                              Financial Statements

Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-12-76-127, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-12-76-127.

Name:_________________________________________________

Address:______________________________________________

        ______________________________________________

Check Box:

[ ]  MIC-Book-12-76-127

[ ]  MLAC-Book-12-76-127

                        PREMIER ADVISERS III PROSPECTUS:

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes PREMIER ADVISERS III ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively).* MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or fixed basis in one of our funding options. The Fixed Account option may not currently be available. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:


DWS VARIABLE SERIES I (CLASS B)+                                     MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS Y)
   DWS Growth & Income VIP+                                             Dividend Growth Portfolio
DWS VARIABLE SERIES II (CLASS B)+                                       Equity Portfolio
   DWS International Select Equity VIP+                                 S&P 500 Index Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. (CLASS I)+           THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Legg Mason Partners Variable All Cap Portfolio+                      Core Plus Fixed Income Portfolio -- Class II
   Legg Mason Partners Variable High Yield Bond Portfolio+              Emerging Markets Equity Portfolio -- Class I
   Legg Mason Partners Variable Investors Portfolio+                    Equity and Income Portfolio -- Class II
   Legg Mason Partners Variable Large Cap Growth Portfolio+             Equity Growth Portfolio -- Class I
   Legg Mason Partners Variable Small Cap Growth Portfolio+             Global Franchise Portfolio -- Class II
   Legg Mason Partners Variable Strategic Bond Portfolio+               Global Value Equity Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II (CLASS I)+                   Mid Cap Growth Portfolio -- Class I
   Legg Mason Partners Variable Aggressive Growth Portfolio+            Small Company Growth Portfolio -- Class II

MET INVESTORS SERIES TRUST (CLASS A)                                    U.S. Mid Cap Value Portfolio -- Class I
   Dreman Small-Cap Value Portfolio+                                    U.S. Real Estate Securities Portfolio -- Class I
   Met/AIM Capital Appreciation Portfolio+                              Value Portfolio -- Class I
METROPOLITAN SERIES FUND, INC.                                       VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)
   BlackRock Money Market Portfolio -- Class A+                         Comstock Portfolio
   FI Large Cap Portfolio -- Class A+                                   Emerging Growth Portfolio
   FI Value Leaders Portfolio -- Class D+                            Enterprise Portfolio
   MFS Total Return Portfolio -- Class F+                               Government Portfolio
                                                                        Growth and Income Portfolio
                                                                     VARIABLE INSURANCE PRODUCTS FUND (SERVICE CLASS 2)
                                                                        VIP Contrafund(R) Portfolio
                                                                        VIP Mid Cap Portfolio


--------------
+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "THE ANNUITY CONTRACT -- The Variable Funding Options" for more information.

*THE TRAVELERS LIFE INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A CONTRACT ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.

The Contract is not offered to new purchasers. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                   MAY 1, 2006

                                TABLE OF CONTENTS


Glossary.................................................................      3
Summary..................................................................      5
Fee Table................................................................      9
Condensed Financial Information..........................................     14
The Annuity Contract.....................................................     14
   Contract Owner Inquiries..............................................     15
   Purchase Payments.....................................................     15
   Accumulation Units....................................................     16
   The Variable Funding Options..........................................     16
Fixed Account............................................................     20
Charges and Deductions...................................................     20
   General...............................................................     20
   Withdrawal Charge.....................................................     21
   Free Withdrawal Allowance.............................................     22
   Administrative Charges................................................     22
   Mortality and Expense Risk Charge.....................................     22
   Enhanced Stepped-Up Provision Charge..................................     22
   Guaranteed Minimum Withdrawal Benefit Charge..........................     22
   Guaranteed Minimum Accumulation Benefit Charge........................     22
   Variable Liquidity Benefit Charge.....................................     23
   Variable Funding Option Expenses......................................     23
   Premium Tax...........................................................     23
   Changes in Taxes Based upon Premium or Value..........................     23
Transfers................................................................     23
   Dollar Cost Averaging.................................................     25
Access to Your Money.....................................................     26
   Systematic Withdrawals................................................     26
Ownership Provisions.....................................................     27
   Types of Ownership....................................................     27
Contract Owner...........................................................     27
      Beneficiary........................................................     27
      Annuitant..........................................................     27
Death Benefit............................................................     28
Death Proceeds before the Maturity Date..................................     28
   Enhanced Stepped-Up Provision.........................................     29
   Payment of Proceeds...................................................     29
   Spousal Contract Continuance..........................................     31
   Beneficiary Contract Continuance......................................     31
   Planned Death Benefit.................................................     32
   Death Proceeds after the Maturity Date................................     32
Living Benefits..........................................................     32
   Guaranteed Minimum Withdrawal Benefit.................................     32
   Guaranteed Minimum Accumulation Benefit...............................     38
The Annuity Period.......................................................     43
   Maturity Date.........................................................     43
   Allocation of Annuity.................................................     43
   Variable Annuity......................................................     44
   Fixed Annuity.........................................................     44
Payment Options..........................................................     44
   Election of Options...................................................     44
   Annuity Options.......................................................     45
   Variable Liquidity Benefit............................................     45
Miscellaneous Contract Provisions........................................     46
   Right to Return.......................................................     46
   Termination...........................................................     46
   Required Reports......................................................     46
   Suspension of Payments................................................     46
The Separate Accounts....................................................     46
   Performance Information...............................................     47
Federal Tax Considerations...............................................     47
   General Taxation of Annuities.........................................     48
   Types of Contracts: Qualified and Non-Qualified Annuity Contracts.....     48
      Taxation of Qualified Annuity Contracts............................     49
      Mandatory Distributions for Qualified Plans........................     49
   Non-qualified Annuity Contracts.......................................     50
      Diversification Requirements for Variable Annuities................     52
      Ownership of the Investments.......................................     52
      Taxation of Death Benefit Proceeds.................................     52
   Other Tax Considerations..............................................     52
      Treatment of Charges for Optional Benefits.........................     52
      Puerto Rico Tax Considerations.....................................     53
      Non-Resident Aliens................................................     53
      Other Information..................................................     53
The Insurance Companies..................................................     53
   Financial Statements..................................................     53
   Distribution of Variable Annuity Contracts............................     54
   Conformity with State and Federal Laws................................     55
   Voting Rights.........................................................     55
   Restrictions on Financial Transactions................................     55
   Legal Proceedings.....................................................     55
   Appendix A: Condensed Financial Information for
MetLife of CT Fund ABD for Variable
   Annuities.............................................................    A-1
      Appendix B: Condensed Financial Information for III

       InformatInformation
MetLife of CT Fund ABD II for Variable
   Annuities.............................................................    B-1
      Appendix C: The Fixed Account......................................    C-1
Appendix D: Waiver of Withdrawal Charge for Nursing Home Confinement.....    D-1
   Appendix E: Contents of the Statement of Additional Information.......    E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                          PREMIER ADVISERS III ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund ABD for Variable Annuities ("Fund ABD"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

The Contract is not offered to new purchasers.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

This product is available to owners and Annuitants the age of 80 or younger as of the Contract Date. The ages of the owner and Annuitant determine which optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.45%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

      - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

      - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE.................................................................     6%(1)
(as a percentage of the Purchase Payments withdrawn)

TRANSFER CHARGE...................................................................   $10(2)
(assessed on transfers that exceed 12 per year)

VARIABLE LIQUIDITY BENEFIT CHARGE.................................................     6%(3)

(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate The Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE.............................................   $30(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:


       YEARS SINCE PURCHASE PAYMENT MADE                      WITHDRAWAL CHARGE
------------------------------------------------              -----------------
GREATER THAN OR EQUAL TO           BUT LESS THAN
        0 years                       2 years                        6%
        2 years                       4 years                        5%
        4 years                       5 years                        4%
        5 years                       6 years                        3%
        6 years                       7 years                        2%
        7 years+                                                     0%

(2)   We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:


      YEARS SINCE INITIAL PURCHASE PAYMENT                    WITHDRAWAL CHARGE
------------------------------------------------              -----------------
GREATER THAN OR EQUAL TO           BUT LESS THAN
        0 years                       2 years                        6%
        2 years                       4 years                        5%
        4 years                       5 years                        4%
        5 years                       6 years                        3%
        6 years                       7 years                        2%
        7 years+                                                     0%

(4) We do not assess this charge if the Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:

(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.45% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.15% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% current charge (maximum of 1.00% upon reset) for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of the charges that may apply, depending on the death benefit and optional features you select:


Mortality and Expense Risk Charge...............................................     1.45%
Administrative Expense Charge...................................................     0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES SELECTED........     1.60%
Optional E.S.P. Charge..........................................................     0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY SELECTED.................     1.75%
Optional GMAB Charge............................................................     0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY SELECTED...................     2.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMAB SELECTED(5)..........     2.25%
Optional GMWB I Charge..........................................................     1.00%(6)
Optional GMWB II Charge.........................................................     1.00%(6)
Optional GMWB III Charge........................................................     0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY SELECTED.................     2.60%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II ONLY SELECTED................     2.60%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III ONLY SELECTED...............     1.85%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB I SELECTED...........     2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB II SELECTED..........     2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB III SELECTED.........     2.00%

--------------
(5)   GMAB and GMWB cannot both be elected.

(6) The current charges for the available GMWB riders with a reset feature (See "Living Benefits") are 0.40% for GMWB I and 0.50% for GMWB II.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-599-9460.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM      MAXIMUM
                                                                       -----------  -----------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)............         0.42%        4.47%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                           DISTRIBUTION                            CONTRACTUAL FEE   NET TOTAL
                                                              AND/OR                 TOTAL ANNUAL     WAIVER          ANNUAL
                                              MANAGEMENT  SERVICE (12b-1)    OTHER    OPERATING     AND/OR EXPENSE   OPERATING
UNDERLYING 'FUND:                                FEE           FEES        EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES**
-------------------------------------------   ----------  ---------------  --------  ------------  ---------------  -----------
DWS VARIABLE SERIES I
   DWS Growth & Income VIP -- Class B*.....     0.47%          0.25%         0.24%      0.96%          0.07%          0.89%(1)
DWS VARIABLE SERIES II
   DWS International Select Equity VIP

      -- Class B*..........................     0.75%          0.25%         0.26%      1.26%            --           1.26%
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC. (CLASS I)
   Legg Mason Partners Variable All

      Cap Portfolio........................     0.75%            --          0.07%      0.82%            --           0.82%
   Legg Mason Partners Variable High
      Yield Bond Portfolio.................     0.80%            --          0.30%      1.10%            --           1.10%(2)
   Legg Mason Partners Variable
      Investors Portfolio..................     0.65%            --          0.06%      0.71%            --           0.71%
   Legg Mason Partners Variable Large
      Cap Growth Portfolio.................     0.75%            --          0.72%      1.47%            --           1.47%(2)
   Legg Mason Partners Variable Small
      Cap Growth Portfolio.................     0.75%            --          0.22%      0.97%            --           0.97%
   Legg Mason Partners Variable
      Strategic Bond Portfolio.............     0.65%            --          0.20%      0.85%            --           0.85%(2)
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable
      Aggressive Growth Portfolio --

      Class I..............................     0.75%            --          0.18%      0.93%            --           0.93%(3)
MET INVESTORS SERIES TRUST
   Dreman Small-Cap Value Portfolio --

      Class A..............................     0.83%            --          3.64%      4.47%          3.37%          1.10%(4)(9)
   Met/AIM Capital Appreciation
      Portfolio -- Class A.................     0.76%            --          0.05%      0.81%            --           0.81%(9)
METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio --

      Class A..............................     0.35%            --          0.07%      0.42%          0.01%          0.41%(5)
   FI Large Cap Portfolio -- Class A.......     0.80%            --          0.06%      0.86%            --           0.86%(6)
   FI Value Leaders Portfolio --

      Class D*.............................     0.66%          0.10%         0.07%      0.83%            --           0.83%


   MFS Total Return Portfolio --

      Class F*.............................     0.57%          0.20%         0.16%      0.93%            --           0.93%(7)
MORGAN STANLEY VARIABLE
   INVESTMENT SERIES
   Dividend Growth Portfolio --

      Class Y*.............................     0.46%          0.25%         0.11%      0.82%            --           0.82%
   Equity Portfolio -- Class Y*............     0.42%          0.25%         0.11%      0.78%            --           0.78%
   S&P 500 Index Portfolio -- Class Y*.....     0.12%          0.25%         0.16%      0.53%            --           0.53%


                                                          DISTRIBUTION                             CONTRACTUAL FEE  NET TOTAL
                                                              AND/OR                 TOTAL ANNUAL      WAIVER         ANNUAL
UNDERLYING                                    MANAGEMENT  SERVICE (12b-1)    OTHER    OPERATING    AND/OR EXPENSE    OPERATING
FUND:                                            FEE           FEES        EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES**
-------------------------------------------   ----------  ---------------  --------  ------------  ---------------  -----------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Core Plus Fixed Income Portfolio --

      Class II*............................     0.38%          0.35%         0.31%      1.04%             --            1.04%(8)
   Emerging Markets Equity Portfolio
      -- Class I...........................     1.25%            --          0.41%      1.66%             --            1.66%
   Equity and Income Portfolio --
      Class II*............................     0.46%          0.35%         0.32%      1.13%             --            1.13%
   Equity Growth Portfolio -- Class I......     0.50%            --          0.33%      0.83%             --            0.83%
   Global Franchise Portfolio -- Class
      II*..................................     0.80%          0.35%         0.39%      1.54%             --            1.54%
   Global Value Equity Portfolio --

      Class I..............................     0.67%            --          0.35%      1.02%             --            1.02%
   Mid Cap Growth Portfolio -Class I.......     0.75%            --          0.34%      1.09%             --            1.09%
   Small Company Growth Portfolio --

      Class II*............................     0.92%          0.35%         0.54%      1.81%             --            1.81%
   U.S. Mid Cap Value Portfolio Class I         0.72%            --          0.29%      1.01%             --            1.01%
   U.S. Real Estate Securities
      Portfolio -- Class I.................     0.75%            --          0.28%      1.03%             --            1.03%
   Value Portfolio -- Class I..............     0.55%            --          0.37%      0.92%             --            0.92%
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio --

      Class II*............................     0.56%          0.25%         0.03%      0.84%             --            0.84%
   Emerging Growth Portfolio  -- Class
      II*..................................     0.70%          0.25%         0.07%      1.02%             --            1.02%
   Enterprise Portfolio --

      Class II*............................     0.50%          0.25%         0.18%      0.93%             --            0.93%
   Government Portfolio -- Class II*.......     0.50%          0.25%         0.14%      0.89%             --            0.89%
   Growth and Income Portfolio --

      Class II*............................     0.57%          0.25%         0.04%      0.86%             --            0.86%
VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio --

      Service Class 2*.....................     0.57%          0.25%         0.09%      0.91%             --            0.91%
   VIP Mid Cap Portfolio -- Service
      Class 2*.............................     0.57%          0.25%         0.12%      0.94%             --            0.94%

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

NOTES

(1) Pursuant to an agreement with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the B share class of the DWS Growth & Income VIP to 0.89%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Management fees in the table have been restated to reflect a new management fee schedule that became effective on October 1, 2005.

(3) Management fees in the table have been restated to reflect a new management fee schedule that became effective on December 1, 2005.

(4) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.10%. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits.

(5) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.

(6) The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.

(7) The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.

(8) The portfolio's management fee of 0.375% has been rounded up to 0.38% in the table.

(9) Fees and expenses for this Portfolio are estimated for the year ending December 31, 2006.

EXAMPLES

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE -- This example assumes that you have elected the E.S.P. optional death benefit and a Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge of 1.00% applies).


                                                         IF CONTRACT IS SURRENDERED AT THE     IF CONTRACT IS NOT SURRENDERED OR
                                                              END OF PERIOD SHOWN            ANNUITIZED AT THE END OF PERIOD SHOWN
                                                         ----------------------------------  -------------------------------------
FUNDING
OPTION                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------                                                   ------  -------  -------  --------  ------   -------   -------   --------
Underlying Fund with Minimum Total Annual

 Operating Expenses....................................  $  923  $ 1,481  $ 2,055  $  3,416  $  323   $   981   $ 1,655   $  3,416
Underlying Fund with Maximum Total Annual
 Operating Expenses....................................  $1,321  $ 2,619  $ 3,860  $  6,572  $  721   $ 2,119   $ 3,460   $  6,572

                         CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

                              THE ANNUITY CONTRACT

Premier Advisers III Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions contained in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options, and one Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not offered to new purchasers.

The ages of the owner and Annuitant determine if you can purchase the Contract, and which optional features are available to you.


                                                  MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
     DEATH BENEFIT/OPTIONAL FEATURE                       ANNUITANT ON THE CONTRACT DATE
-------------------------------------------       -----------------------------------------------
Standard Death Benefit                                                  80
Enhanced Stepped-Up Provision (E.S.P.)                                  75

Since optional benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-800-599-9460 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

              FUNDING                                   INVESTMENT                              INVESTMENT
               OPTION                                    OBJECTIVE                          ADVISER/SUBADVISER
----------------------------------------  ------------------------------------------   ------------------------------
DWS VARIABLE SERIES I
   DWS Growth & Income VIP -- Class B     Seeks long-term growth of capital,           Deutsche Investment Management
                                          current income and growth of income.         Americas Inc.
DWS VARIABLE SERIES II
   DWS International Select Equity        Seeks capital appreciation.                  Deutsche Investment Management
   VIP -- Class B                                                                      Americas Inc.
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC. (CLASS I)
   Legg Mason Partners Variable All       Seeks capital appreciation.                  Salomon Brothers Asset
     Cap Portfolio                                                                     Management Inc
   Legg Mason Partners Variable           Seeks total return consistent with the       Salomon Brothers Asset
     High Yield Bond Portfolio            preservation of capital.                     Management Inc
   Legg Mason Partners Variable           Seeks long-term growth of capital.           Salomon Brothers Asset
     Investors Portfolio                  Secondarily seeks current income.            Management Inc
   Legg Mason Partners Variable           Seeks long-term growth of capital.           Salomon Brothers Asset
     Large Cap Growth Portfolio                                                        Management Inc
   Legg Mason Partners Variable           Seeks long-term growth of capital.           Salomon Brothers Asset
     Small Cap Growth Portfolio                                                        Management Inc
   Legg Mason Partners Variable           Seeks to maximize total return consistent    Salomon Brothers Asset
     Strategic Bond Portfolio             with the preservation of capital.            Management Inc
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable           Seeks capital appreciation.                  Salomon Brothers Asset Management Inc
     Aggressive Growth Portfolio --
     Class I
MET INVESTORS SERIES TRUST
   Dreman Small-Cap Value                 Seeks capital appreciation.                  Met Investors Advisory LLC
     Portfolio -- Class A                                                              Subadviser: Dreman Value
                                                                                       Management L.L.C.
   Met/AIM Capital Appreciation           Seeks capital appreciation.                  Met Investors Advisory LLC
     Portfolio -- Class A                                                              Subadviser:  AIM Capital
                                                                                       Management, Inc.

METROPOLITAN SERIES FUND
   BlackRock Money Market                 Seeks a high level of current income         MetLife Advisers, LLC
     Portfolio -- Class A                 consistent with preservation of capital.     Subadviser: BlackRock Advisors, Inc.
   FI Large Cap Portfolio -- Class A      Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                       Subadviser: Fidelity Management &
                                                                                       Research Company
   FI Value Leaders Portfolio -- Class D  Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                       Subadviser: Fidelity Management &
                                                                                       Research Company
   MFS Total Return Portfolio -- Class F  Seeks a favorable total return through       MetLife Advisers, LLC
                                          investment in a diversified portfolio.       Subadviser: Massachusetts Financial
                                                                                       Services Company
MORGAN STANLEY VARIABLE INVESTMENT
   SERIES
   Dividend Growth Portfolio -- Class Y   Seeks to provide reasonable current          Morgan Stanley Investment Advisors
                                          income and long-term growth of income        Inc.
                                          and capital.
   Equity Portfolio -- Class Y            Seeks, as its primary objective, growth of   Morgan Stanley Investment Advisors
                                          capital and, as a secondary objective,       Inc.
                                          income, but only when consistent with its
                                          primary objective.

                  FUNDING                                INVESTMENT                                       INVESTMENT
                  OPTION                                 OBJECTIVE                                   ADVISER/SUBADVISER
------------------------------------------ ----------------------------------------------- -----------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

  Core Plus Fixed Income Portfolio --      Seeks above-average total return over a market  Morgan Stanley Investment Management Inc.
    Class II                               cycle of three to five years. The Fund
                                           normally invests in a
                                           diversified mix of dollar
                                           denominated investment grade
                                           fixed income securities,
                                           particularly U.S. Government,
                                           corporate and mortgage
                                           securities.

  Emerging Markets Equity Portfolio  --    Seeks long-term capital appreciation by         Morgan Stanley Investment Management Inc.
    Class I                                investing primarily in growth oriented
                                           securities of issuers in emerging market
                                           countries.

  Equity and Income Portfolio -- Class II  Seeks both capital appreciation and current     Morgan Stanley Investment Management Inc.
                                           income. The Fund normally invests in
                                           income-producing equity instruments (including
                                           common stocks, preferred stocks and
                                           convertible securities) and investment grade
                                           fixed income securities.
  Equity Growth Portfolio -- Class I       Seeks long-term capital appreciation by         Morgan Stanley Investment Management Inc.
                                           investing primarily in growth-oriented equity
                                           securities of large-capitalization companies.
  Global Franchise Portfolio -- Class II   Seeks long-term capital appreciation by         Morgan Stanley Investment Management Inc.
                                           investing primarily in equity securities of
                                           issuers located throughout the world that it
                                           believes have, among other things, resilient
                                           business franchises and growth potential.
  Global Value Equity Portfolio -- Class I Seeks long-term capital appreciation by         Morgan Stanley Investment Management Inc.
                                           investing primarily in equity securities of
                                           issuers throughout the world, including U.S.
                                           issuers.

  Mid Cap Growth Portfolio -- Class I      Seeks long-term capital growth by investing in  Morgan Stanley Investment Management Inc.
                                           common stocks and other equity securities.
  Small Company Growth Portfolio -- Class  Seeks long-term capital appreciation. The Fund  Morgan Stanley Investment Management Inc.
    II                                     normally invests in growth-oriented equity
                                           securities of small U.S. and, to a limited
                                           extent, foreign companies.
  U.S. Mid Cap Value Portfolio -- Class I  Seeks long-term capital appreciation. The Fund  Morgan Stanley Investment Management Inc.
                                           normally invests in common stocks and other
                                           equity securities of growth-oriented mid cap
                                           companies.
  U.S. Real Estate Securities Portfolio -- Seeks above average current income and          Morgan Stanley Investment Management Inc.
    Class I                                long-term capital appreciation. The Fund
                                           normally invests in equity securities of
                                           companies in the U.S. real estate industry,
                                           including real estate investment trusts.
  Value Portfolio -- Class I               Seeks above-average total return over a market  Morgan Stanley Investment Management Inc.
                                           cycle of three to five years by investing
                                           primarily in a portfolio of common stocks and
                                           other equity securities.
VAN KAMPEN LIFE INVESTMENT TRUST

  Comstock Portfolio -- Class II           Seeks capital growth and income through         Van Kampen Asset Management
                                           investments in equity securities, including
                                           common stocks, preferred stocks and securities
                                           convertible into common and preferred stocks.
  Emerging Growth Portfolio -- Class II    Seeks capital appreciation.                     Van Kampen Asset Management

  Enterprise Portfolio -- Class II         Seeks capital appreciation through investments  Van Kampen Asset Management in securities believed by the
                                           portfolio's investment adviser
                                           to have above-average potential
                                           for capital appreciation.

  Government Portfolio -- Class II         Seeks to provide investors with high current    Van Kampen Asset Management
                                           return consistent with preservation of capital.
  Growth and Income Portfolio -- Class II  Seeks long-term growth of capital and income.   Van Kampen Asset Management
VARIABLE INSURANCE PRODUCTS FUND

  VIP Contrafund(R) Portfolio -- Service   Seeks long-term capital appreciation.           Fidelity Management & Research Company
    Class 2

  VIP Mid Cap Portfolio -- Service         Seeks long-term growth of capital.              Fidelity Management & Research Company
    Class 2

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

Underlying Fund Name Changes

                      FORMER NAME                                                          NEW NAME
--------------------------------------------------------          -----------------------------------------------------------
GREENWICH STREET SERIES FUND                                      LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Salomon Brothers Variable Aggressive Growth Portfolio             Legg Mason Partners Variable Aggressive Growth Portfolio
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                       LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
   All Cap Fund                                                      Legg Mason Partners Variable All Cap Portfolio
   High Yield Bond Fund                                              Legg Mason Partners Variable High Yield Bond Portfolio
   Investors Fund                                                    Legg Mason Partners Variable Investors Portfolio
   Large Cap Growth Fund                                             Legg Mason Partners Variable Large Cap Growth Portfolio
   Small Cap Growth Fund                                             Legg Mason Partners Variable Small Cap Growth Portfolio
   Strategic Bond Fund                                               Legg Mason Partners Variable Strategic Bond Portfolio
SCUDDER VARIABLE SERIES I                                         DWS VARIABLE SERIES I
   Growth and Income Portfolio                                       DWS Growth & Income VIP
SCUDDER VARIABLE SERIES II                                        DWS VARIABLE SERIES II
   Scudder International Select Equity Portfolio                     DWS International Select Equity VIP

UNDERLYING FUND MERGERS/REORGANIZATIONS

The former Underlying Funds were merged with or reorganized into the new Underlying Funds.

                  FORMER UNDERLYING FUND                                               NEW UNDERLYING FUND
--------------------------------------------------------          -----------------------------------------------------------
THE TRAVELERS SERIES TRUST                                        MET INVESTORS SERIES TRUST

   AIM Capital Appreciation Portfolio                                Met/AIM Capital Appreciation Portfolio
   Style Focus Series: Small Cap Value Portfolio                     Dreman Small-Cap Value Portfolio
                                                                  METROPOLITAN SERIES FUND, INC.
   Equity Income Portfolio                                           FI Value Leaders Portfolio
   Large Cap Portfolio                                               FI Large Cap Portfolio
   MFS Total Return Portfolio                                        MFS Total Return Portfolio

UNDERLYING FUND SUBSTITUTIONS

The following new Underlying Funds were substituted for the former Underlying Funds.

                  FORMER UNDERLYING FUND                                               NEW UNDERLYING FUND
--------------------------------------------------------          -----------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST                                              METROPOLITAN SERIES FUND, INC.
   Money Market Portfolio                                                        BlackRock Money Market Portfolio

                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

      - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

      - administration of the annuity options available under the Contracts and

      -     the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

      - sales and marketing expenses including commission payments to your sales agent and

      -     other costs of doing business.

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

     YEARS SINCE PURCHASE PAYMENT MADE             WITHDRAWAL CHARGE
--------------------------------------------       -----------------
GREATER THAN OR EQUAL TO       BUT LESS THAN
        0 years                   2 years                 6%
        2 years                   4 years                 5%
        4 years                   5 years                 4%
        5 years                   6 years                 3%
        6 years                   7 years                 2%
        7 years+                                          0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies then;

      (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

      (d)   any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

      -     if a lifetime annuity payout has begun

      - due to a minimum distribution under our minimum distribution rules then in effect

      - if you elect Annuity Payments for a fixed period of at least five years.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59-1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

      (1)   from the distribution of death proceeds

      (2)   after an annuity payout has begun or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.45% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.15% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 76 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge will not be assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

    YEARS SINCE INITIAL PURCHASE PAYMENT           WITHDRAWAL CHARGE
--------------------------------------------       -----------------
GREATER THAN OR EQUAL TO       BUT LESS THAN
         0 years                  2 years                 6%
         2 years                  4 years                 5%
         4 years                  5 years                 4%
         5 years                  6 years                 3%
         6 years                  7 years                 2%
        7 years+                                          0%

Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., the Legg Mason Partners Variable High Yield Bond Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, DWS International Select Equity VIP, Dreman Small-Cap Value Portfolio, Universal Institutional Funds Global Franchise Portfolio, Universal Institutional Funds Emerging Markets Equity Portfolio, Universal Institutional Funds Global Value Equity Portfolio and Universal Institutional Funds Small Company Growth Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

      - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

      - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. Under each program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of Fixed Account Value. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the program period selected to the current funding options over the remainder of that program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the Dollar Cost Averaging Program.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59-1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59-1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note that naming different persons as owner and Annuitant may affect whether certain benefits are payable, the amount of those benefits, and who will receive them. Use care when naming owners, Annuitants and beneficiaries, and consult your agent if you have questions.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

      -     the death benefit will not be payable upon the Annuitant's death

      -     the Contingent Annuitant becomes the Annuitant

      -     all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect. If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal or beneficiary contract continuance ("Death Report Date").

Note: If the Contract Owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "Contract Owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted.

      (1)   the Contract Value on the Death Report Date

      (2)   your adjusted Purchase Payment (see below) or*

      (3)   the Step-Up Value (if any, as described below).

* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

STEP-UP VALUE. The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

PARTIAL SURRENDER REDUCTION.

ADJUSTED PURCHASE PAYMENT. The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately prior to the reduction for the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value immediately before the withdrawal.

STEP-UP VALUE: The partial surrender reduction equals (1) the Step-Up Initial Value in effect immediately before the reduction for withdrawal, multiplied by
(2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

The following examples apply to the Adjusted Purchase Payment and Step-Up Value. Assume your current Contract Value is $55,000. If the current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the death benefit as follows:

        50,000 x (10,000/55,000) = 9,090

Your new death benefit would be $50,000 -- $9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If the current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the death benefit as follows:

        50,000 x (10,000/30,000) = 16,666

Your new death benefit would be $50,000 -- $16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           50,000 x (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           50,000 x (10,000/30,000) = 16,666

Your new modified Purchase Payment would be $50,000 -- $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

       BEFORE THE MATURITY DATE,               THE COMPANY WILL                                                   MANDATORY PAYOUT
         UPON THE DEATH OF THE               PAY THE PROCEEDS TO:                      UNLESS. . .                  RULES APPLY*
---------------------------------------  ----------------------------  -----------------------------------------  ----------------
OWNER (WHO IS NOT THE ANNUITANT) (WITH   The beneficiary (ies), or     Unless the beneficiary elects to continue  Yes
NO JOINT OWNER)                          if none, to the Contract      the Contract rather than receive the
                                         Owner's estate.               distribution.

OWNER (WHO IS THE ANNUITANT) (WITH NO    The beneficiary (ies), or     Unless the beneficiary elects to continue  Yes
JOINT OWNER)                             if none, to the Contract      the Contract rather than receive the
                                         Owner's estate.               distribution.

NON-SPOUSAL JOINT OWNER (WHO IS NOT THE  The surviving joint owner.                                               Yes
ANNUITANT)

NON-SPOUSAL JOINT OWNER (WHO IS THE      The beneficiary (ies), or,    Unless the beneficiary elects to continue  Yes
ANNUITANT)                               if none, to the surviving     the Contract rather than receive a
                                         joint owner.                  distribution.

SPOUSAL JOINT OWNER (WHO IS NOT THE      The surviving joint owner.    Unless the spouse elects to continue the   Yes
ANNUITANT)                                                             Contract.

SPOUSAL JOINT OWNER (WHO IS THE          The beneficiary (ies), or,    Unless the spouse elects to continue the   Yes
ANNUITANT)                               if none, to the surviving     Contract.
                                         joint owner.

                                                                       A spouse who is not the beneficiary may
                                                                       decline to receive the proceeds or to
                                                                       continue the Contract and instruct the
                                                                       Company to pay the beneficiary.

ANNUITANT (WHO IS NOT THE CONTRACT       The beneficiary (ies), or     Unless the beneficiary elects to continue  Yes
OWNER)                                   if none, to the Contract      the Contract rather than receive the
                                         Owner. distribution.

                                                                       But, if there is a Contingent Annuitant,
                                                                       then the Contingent Annuitant becomes
                                                                       the Annuitant and the Contract continues
                                                                       in effect (generally using the original
                                                                       Maturity Date). The proceeds will then
                                                                       be paid upon the death of the Contingent
                                                                       Annuitant or owner.

ANNUITANT (WHO IS THE CONTRACT OWNER)    See death of "owner who is
                                         Yes the Annuitant" above.

ANNUITANT (WHERE OWNER IS A NON-NATURAL  The beneficiary (ies), or                                                Yes (Death of
ENTITY/TRUST)                            if none, to the owner.                                                   Annuitant is
                                                                                                                  treated as
                                                                                                                  death of the
                                                                                                                  owner in
                                                                                                                  circumstances.)

CONTINGENT ANNUITANT (ASSUMING           No death proceeds are                                                    N/A
ANNUITANT IS STILL ALIVE)                payable; Contract continues.

BENEFICIARY                              No death proceeds are                                                    N/A
                                         payable; Contract continues.

CONTINGENT BENEFICIARY                   No death proceeds are                                                    N/A
                                         payable; Contract continues.

       BEFORE THE MATURITY DATE,               THE COMPANY WILL                                                   MANDATORY PAYOUT
         UPON THE DEATH OF THE               PAY THE PROCEEDS TO:                      UNLESS. . .                  RULES APPLY*
---------------------------------------  ----------------------------  -----------------------------------------  ----------------
OWNER / ANNUITANT                        The beneficiary (ies), or     Unless the beneficiary elects to continue  Yes
                                         if none, to the Contract      the Contract rather than receive a
                                         Owner's estate.               distribution.

BENEFICIARY                              No death proceeds are                                                    N/A
                                         payable; Contract continues.

CONTINGENT BENEFICIARY                   No death proceeds are                                                    N/A
                                         payable; Contract continues.

----------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (NON-QUALIFIED CONTRACTS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If your spouse is named as one of multiple beneficiaries, your spouse can elect to continue the Contract only in the proportion to which he/she is entitled as a beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership

      -     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - through an annuity for life or a period that does not exceed the beneficiary's life expectancy; or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". The availability of each rider is shown below.

NAME OF RIDER:                       GMWB I                                       GMWB II                          GMWB III
--------------        ------------------------------------         ------------------------------------         ---------------
ALSO CALLED:                        Principal                                    Principal                         Principal
                                    Guarantee                                    Guarantee                      Guarantee Value

AVAILABILITY:           Not available for purchase on or           Available on or after March 21, 2005          Not available
                      after March 21, 2005, unless GMWB II               if approved in your state
                          is not approved in your state

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                            GMWB I             GMWB II             GMWB III
                                                          ----------          ----------          ---------
If you make your first withdrawal BEFORE the 3rd          5% of RBB           5% of RBB           5% of RBB
anniversary after you purchase GMWB:

If you make your first withdrawal AFTER the 3rd           10% of RBB          10% of RBB          5% of RBB
anniversary after you purchase GMWB:

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

                                  ASSUMES 10% GAIN ON INVESTMENT                         ASSUMES 10% LOSS ON INVESTMENT
                        --------------------------------------------------   -----------------------------------------------------
                        CONTRACT                                             CONTRACT
                          VALUE            RBB               AWB (5%)          VALUE            RBB                 AWB (5%)
VALUES AS OF

INITIAL GMWB PURCHASE   $100,000        $100,000              $5,000         $100,000         $100,000               $5,000
IMMEDIATELY PRIOR TO

WITHDRAWAL              $110,000        $100,000              $5,000         $ 90,000         $100,000               $5,000

PARTIAL WITHDRAWAL        N/A           (100,000           [5,000 X (1-        N/A            (100,000              [5,000 X
REDUCTION (PWR)                     X 10,000/110,000)=   90,000/100,000)]=                X 10,000/90,000)=   (1-88,889/100,000)]=
                                        $  9,091              $  500                          $ 11,111               $  556

GREATER OF PWR OR THE                   $ 10,000                                              $ 11,111
DOLLAR AMOUNT OF THE
WITHDRAWAL                           (10,000>9,091)                                       (11,111>10,000)

CHANGE IN VALUE DUE
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)              $ 10,000        $ 10,000              $  500         $ 10,000         $ 11,111               $  556

VALUE IMMEDIATELY       $100,000        $ 90,000              $4,500         $ 80,000         $ 88,889               $4,444
AFTER WITHDRAWAL

WITHDRAWAL EXAMPLE FOR GMWB I

                                  ASSUMES 10% GAIN ON INVESTMENT                         ASSUMES 10% LOSS ON INVESTMENT
                        --------------------------------------------------   -----------------------------------------------------
                        CONTRACT                                             CONTRACT
                          VALUE            RBB               AWB (5%)          VALUE            RBB                 AWB (5%)
VALUES AS OF

INITIAL GMWB PURCHASE   $100,000        $100,000              $5,000         $100,000        $100,000                $5,000
IMMEDIATELY PRIOR TO

WITHDRAWAL              $110,000        $100,000              $5,000         $ 90,000        $100,000                $5,000
IMMEDIATELY AFTER       $100,000        $ 90,909              $4,545         $ 80,000        $ 88,889                $4,444
WITHDRAWAL
                                   [100,000 - (100,000    [5,000 - (5,000               [100,000 - (100,000         [5,000 X
                                    X 10,000/110,000)]   X 90,909/100,000)]              X 10,000/90,000)]     (88,889/100,000)]

CHANGE IN VALUE DUE
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)              $ 10,000        $  9,091              $  455         $ 10,000        $ 11,111                $  556

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

            -     a qualified retirement plan (Code Section 401),

            -     a tax-sheltered annuity (Code Section 403(b)),

            -     an individual retirement account (Code Sections 408(a)),

            -     an individual retirement annuity (Code Section 408(b)), or

            -     a qualified deferred compensation plan (Code Section 457).

            Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

      - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page
            526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

      - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70-1/2 before the first GMWB anniversary.

            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

      - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract Value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract Value to be allocated into the restricted Variable Funding Option. Any Contract Value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract Value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

                       GMWB I  GMWB II  GMWB III
Current Annual Charge   0.40%   0.50%    0.25%
Maximum Annual Charge   1.00%   1.00%     N/A
After a Reset

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      - The total annual payment amount will equal the AWB and will never exceed your RBB, and

      - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

                                 GMWB I                 GMWB II              GMWB III
AWB                        5% of RBB if first      5% of RBB if first       5% of RBB
                          withdrawal before 3rd  withdrawal before 3rd
                               anniversary            anniversary
                           10% of RBB if first    10% of RBB if first
                          withdrawal after 3rd    withdrawal after 3rd
                               anniversary            anniversary
                          ---------------------  ---------------------  -------------------
ANNUAL CHARGE                     0.40%                  0.50%                0.25%
RESET                              Yes                    Yes                   No
CAN I CANCEL MY GMWB?              No              Yes, after the 5th   Yes, after the 5th
                                                   anniversary of GMWB  anniversary of GMWB
                                                        purchase              purchase
INVESTMENT RESTRICTIONS            No                     Yes                  Yes
WAIVER OF RECALCULATION            No                     Yes                  Yes
OF AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

      - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase Payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

      - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                               INCREASING CONTRACT VALUE                    DECLINING CONTRACT VALUE
                                         BASE                                          BASE
                                     CALCULATION                                   CALCULATION
                     CONTRACT VALUE     AMOUNT     BENEFIT BASE   CONTRACT VALUE      AMOUNT       BENEFIT BASE
                     --------------  -----------  --------------  --------------  -------------  --------------
VALUE AS OF GMAB
 RIDER EFFECTIVE
 DATE                   $ 100,000      $ 100,000  Not Applicable     $ 100,000     $ 100,000     Not Applicable
VALUE AS OF RIDER
 MATURITY DATE          $ 115,000      $ 100,000    $ 100,000        $  85,000     $ 100,000       $ 100,000
AMOUNT APPLIED TO
 CONTRACT VALUE DUE
 TO GMAB RIDER                         $     0(1)                                  $  15,000(2)

--------------
(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT

                   ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS  ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                                                      BASE                                          BASE
                                      PURCHASE     CALCULATION                      PURCHASE     CALCULATION
                   CONTRACT VALUE     PAYMENT        AMOUNT      CONTRACT VALUE     PAYMENT        AMOUNT
                   --------------  --------------  -----------   --------------  -------------   -----------
VALUE AS OF GMAB
 RIDER EFFECTIVE
 DATE                $ 100,000       $ 100,000      $ 100,000      $ 100,000       $ 100,000       $ 100,000
VALUE BEFORE
 ADDITIONAL
 PURCHASE PAYMENT    $ 120,000     Not Applicable   $ 100,000      $ 120,000     Not Applicable    $ 100,000
VALUE AFTER
 ADDITIONAL
 PURCHASE PAYMENT    $ 130,000       $ 10,000       $ 110,000      $ 130,000       $ 10,000        $ 100,000

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT

                                                       ASSUMING INCREASING CONTRACT VALUE
                            CONTRACT  BASE CALCULATION  PARTIAL WITHDRAWAL  PARTIAL SURRENDER  REDUCTION TO BASE
                             VALUE        AMOUNT             AMOUNT            REDUCTION       CALCULATION AMOUNT
                            --------  ----------------  ------------------  -----------------  ------------------
VALUE AS OF GMAB RIDER
 EFFECTIVE DATE             $100,000      $100,000        Not Applicable      Not Applicable      Not Applicable
VALUE IMMEDIATELY PRIOR TO
 PARTIAL WITHDRAWAL         $115,000      $100,000        Not Applicable      Not Applicable      Not Applicable
VALUE IMMEDIATELY
 FOLLOWING PARTIAL
 WITHDRAWAL                 $105,000      $ 90,000             $10,000             $8,696              $10,000

                                                    ASSUMING DECLINING CONTRACT VALUE
                            CONTRACT  BASE CALCULATION   PARTIAL WITHDRAWAL  PARTIAL SURRENDER    REDUCTION TO BASE
                             VALUE        AMOUNT              AMOUNT            REDUCTION       CALCULATION AMOUNT
                            --------  ----------------  ------------------   -----------------  ------------------
VALUE AS OF GMAB RIDER
 EFFECTIVE DATE             $100,000      $100,000         Not Applicable      Not Applicable      Not Applicable
VALUE IMMEDIATELY PRIOR TO
 PARTIAL WITHDRAWAL         $ 85,000      $100,000         Not Applicable      Not Applicable      Not Applicable
VALUE IMMEDIATELY
 FOLLOWING PARTIAL
 WITHDRAWAL                 $ 75,000      $ 88,235            $10,000             $11,765             $11,765

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owners who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

      - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

      - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

      - If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

      - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Class B Subaccounts that are currently offered under the Contract. All remaining Subaccounts offered under the Contract are Class A Subaccounts.

         CLASS B SUBACCOUNTS/ UNDERLYING FUNDS
     ---------------------------------------------
     LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
     INC.

        Legg Mason Partners Variable High Yield
          Bond Fund -- Class I

        Legg Mason Partners Variable Strategic
          Bond Fund -- Class I

     METROPOLITAN SERIES FUND, INC.

        BlackRock Money Market Portfolio -- Class A

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

        Core Plus Fixed Income Portfolio -- Class
          II

     VAN KAMPEN LIFE INVESTMENT TRUST

        Government Portfolio -- Class II

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

      Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

      Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving annuity payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to

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continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange
Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

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CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

      - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

      - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

      - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

      - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday for Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us). (In certain states, the Maturity Date elected may not be later than the Annuitant's 90th birthday; refer to your Contract.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday for Non-qualified Contracts, or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's

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attainment of age 70-1/2 or year of retirement; or the death of the Contract
Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly annuity payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

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                                 PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once annuity payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

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Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

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SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Fund ABD and MetLife of CT Fund ABD II, respectively. (References to "Separate Account" are either to Fund ABD or Fund ABD II, depending on the issuer of your Contract.) Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features,

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they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%, respectively. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Owners should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59-1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free

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exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES: While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX: Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including
IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

HURRICANE RELIEF

LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23,

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2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of
Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your tax advisor to determine if hurricane relief is available to your particular situation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70-1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70-1/2 or the year of retirement (except for 5% or more owners of the plan sponsor). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value and living benefits such as the GMWB) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your own tax adviser as to how these rules affect your Contract.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59-1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70-1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59-1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

      -     a non-taxable return of your purchase payment; or

      -     a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATION (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59-1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a separate account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED BENEFITS. If you have purchased a GMWB, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contracts to new purchasers, but it continues to accept Purchase Payments from existing Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to

1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into a preferred distribution arrangement with Morgan Stanley DW, Inc., the only broker-dealer firm that is authorized by the Company and MLIDLLC to offer the Contracts. See the Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT for a list of the broker-dealer firms that received such additional compensation during 2005, as well as the range of additional compensation paid.

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners' instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.60%

                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (5/02)....................................  2005      1.120         1.211           102,882
                                                              2004      1.043         1.120             3,965
                                                              2003      0.757         1.043                --
                                                              2002      1.000         0.757                --

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio -- Class Y (9/03)..............  2005      1.166         1.209            49,942
                                                              2004      1.095         1.166            30,312
                                                              2003      1.000         1.095             1,000

   Equity Portfolio -- Class Y (9/03).......................  2005      1.179         1.368                --
                                                              2004      1.080         1.179                --
                                                              2003      1.000         1.080             2,000

   S&P 500 Index Portfolio -- Class Y (9/03)................  2005      1.187         1.220           280,338
                                                              2004      1.094         1.187            40,831
                                                              2003      1.000         1.094             1,000

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................  2005      1.642         1.682           158,785
                                                              2004      1.541         1.642           208,469
                                                              2003      1.126         1.541           166,575
                                                              2002      1.527         1.126           164,831
                                                              2001      1.587         1.527           133,745

   High Yield Bond Fund -- Class I (8/98)...................  2005      1.486         1.518           140,238
                                                              2004      1.359         1.486           116,317
                                                              2003      1.112         1.359            47,341
                                                              2002      1.053         1.112            24,066
                                                              2001      1.079         1.053            29,395

   Investors Fund -- Class I (6/98).........................  2005      1.301         1.364           283,213
                                                              2004      1.198         1.301           327,409
                                                              2003      0.920         1.198           333,678

                         CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT                 NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
NAME                                                          YEAR      YEAR        END OF YEAR     END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Investors Fund -- Class I  (continued)...................  2002      1.214          0.920           340,212
                                                              2001      1.308          1.214           197,379

   Large Cap Growth Fund -- Class I (5/02)..................  2005      1.124          1.164            36,866
                                                              2004      1.137          1.124            33,865
                                                              2003      0.799          1.137                --
                                                              2002      1.000          0.799                --

   Small Cap Growth Fund -- Class I (5/00)..................  2005      0.962          0.993           314,860
                                                              2004      0.849          0.962           145,485
                                                              2003      0.579          0.849            76,241
                                                              2002      0.901          0.579           217,040
                                                              2001      0.904          0.901            94,940

   Strategic Bond Fund -- Class I (8/98)....................  2005      1.432          1.444           727,942
                                                              2004      1.365          1.432           530,603
                                                              2003      1.225          1.365           404,776
                                                              2002      1.143          1.225           268,754
                                                              2001      1.117          1.143           140,242

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (6/03)............  2005      1.221          1.270            41,271
                                                              2004      1.130          1.221            26,367
                                                              2003      1.000          1.130                --

Scudder Variable Series II
   Scudder International Select Equity Portfolio -- Class B
   (6/03)...................................................  2005      1.406          1.577           137,200
                                                              2004      1.212          1.406            48,945
                                                              2003      1.000          1.212                --

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (9/00)................  2005      0.587          0.628           132,550
                                                              2004      0.560          0.587            30,876
                                                              2003      0.440          0.560                --
                                                              2002      0.587          0.440                --
                                                              2001      0.683          0.587                --

   Equity Income Portfolio (5/97)...........................  2005      1.796          1.847           196,100
                                                              2004      1.661          1.796           109,068

                         CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT  UNIT VALUE AT  NUMBER OF UNITS
PORTFOLIO                                                           BEGINNING OF    END OF YEAR    OUTSTANDING AT
NAME                                                          YEAR      YEAR                       END OF YEAR
---------                                                     ----  -------------  -------------  ---------------
   Equity Income Portfolio  (continued).....................  2003      1.287          1.661            74,811
                                                              2002      1.519          1.287            64,328
                                                              2001      1.607          1.519            89,211

   Large Cap Portfolio (6/97)...............................  2005      1.424          1.523           151,394
                                                              2004      1.358          1.424           121,374
                                                              2003      1.107          1.358           108,069
                                                              2002      1.457          1.107           108,235
                                                              2001      1.635          1.457           138,251

   MFS Total Return Portfolio (5/97)........................  2005      1.752          1.775           380,398
                                                              2004      1.597          1.752           258,177
                                                              2003      1.392          1.597            65,016
                                                              2002      1.493          1.392            46,137
                                                              2001      1.523          1.493           139,865

   Style Focus Series: Small Cap Value Portfolio (5/05).....  2005      1.000          1.113                --

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......  2005      1.035          1.059           240,934
                                                              2004      1.011          1.035            32,347
                                                              2003      1.000          1.011            10,291

   Emerging Markets Equity Portfolio -- Class I (11/98).....  2005      1.310          1.726            43,292
                                                              2004      1.081          1.310            23,461
                                                              2003      0.734          1.081               731
                                                              2002      0.819          0.734               733
                                                              2001      0.902          0.819               735

   Equity and Income Portfolio -- Class II (5/03)...........  2005      1.273          1.345           523,922
                                                              2004      1.160          1.273           414,166
                                                              2003      1.000          1.160           100,550

   Equity Growth Portfolio -- Class I (5/00)................  2005      0.636          0.725           102,506
                                                              2004      0.600          0.636           125,606
                                                              2003      0.488          0.600           117,008
                                                              2002      0.687          0.488           118,634
                                                              2001      0.734          0.687           110,211

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Global Franchise Portfolio -- Class II (5/03)............      2005        1.357             1.495           625,877
                                                               2004        1.223             1.357           266,745
                                                               2003        1.000             1.223            22,357

Global Value Equity Portfolio -- Class I (6/98)..........      2005        1.187             1.236           159,242
                                                               2004        1.062             1.187            54,862
                                                               2003        0.837             1.062            55,406
                                                               2002        1.023             0.837            57,286
                                                               2001        1.099             1.023            57,290

Mid Cap Growth Portfolio -- Class I (5/00)...............      2005        0.678             0.784            52,422
                                                               2004        0.566             0.678            52,464
                                                               2003        0.406             0.566            49,055
                                                               2002        0.599             0.406            52,286
                                                               2001        0.729             0.599            79,193

U.S. Mid Cap Value Portfolio -- Class I (6/98)...........      2005        1.430             1.581           149,205
                                                               2004        1.268             1.430            96,441
                                                               2003        0.911             1.268           114,640
                                                               2002        1.286             0.911           112,891
                                                               2001        1.332             1.286            56,627

Small Company Growth Portfolio -- Class II (5/03)........      2005        1.591             1.768            65,384
                                                               2004        1.359             1.591             9,848
                                                               2003        1.000             1.359               260

U.S. Real Estate Portfolio -- Class I (10/98)............      2005        2.097             2.416           150,766
                                                               2004        1.562             2.097           112,073
                                                               2003        1.154             1.562            57,724
                                                               2002        1.182             1.154            58,205
                                                               2001        1.103             1.182            41,338

Value Portfolio -- Class I (7/98)........................      2005        1.239             1.275           278,813
                                                               2004        1.069             1.239            89,759
                                                               2003        0.810             1.069            38,497
                                                               2002        1.057             0.810            44,017
                                                               2001        1.086             1.057            48,556

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (12/00).............   2005        1.206              1.235         1,538,394
                                                               2004        1.043              1.206         1,249,226
                                                               2003        0.811              1.043           523,532
                                                               2002        1.023              0.811           511,591
                                                               2001        1.089              1.023           554,533

   Emerging Growth Portfolio -- Class II Shares (12/00).....   2005        0.578              0.612           585,109
                                                               2004        0.550              0.578           526,243
                                                               2003        0.440              0.550           240,400
                                                               2002        0.663              0.440           204,548
                                                               2001        0.821              0.663           196,322

   Enterprise Portfolio -- Class II Shares (12/00)..........   2005        0.682              0.724           147,901
                                                               2004        0.668              0.682           156,937
                                                               2003        0.540              0.668           159,587
                                                               2002        0.779              0.540           162,175
                                                               2001        0.850              0.779           249,534

   Government Portfolio -- Class II Shares (12/00)..........   2005        1.158              1.177           631,771
                                                               2004        1.132              1.158           628,426
                                                               2003        1.134              1.132           564,463
                                                               2002        1.054              1.134           552,439
                                                               2001        1.020              1.054           276,796

   Growth and Income Portfolio -- Class II Shares (12/00)...   2005        1.135              1.225         1,420,782
                                                               2004        1.010              1.135         1,227,385
                                                               2003        0.804              1.010           858,078
                                                               2002        0.958              0.804           830,360
                                                               2001        0.998              0.958           653,059

   Money Market Portfolio -- Class II Shares (12/00)........   2005        0.990              0.998         1,400,686
                                                               2004        1.001              0.990           493,184
                                                               2003        1.014              1.001           842,223
                                                               2002        1.020              1.014           618,842
                                                               2001        1.009              1.020           467,658

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00).......    2005        1.011            1.161          1,099,324
                                                               2004        0.892            1.011            690,781
                                                               2003        0.707            0.892            228,413
                                                               2002        0.795            0.707            173,492
                                                               2001        0.845            0.795             67,791

   Mid Cap Portfolio -- Service Class 2 (12/00)............    2005        1.475            1.713            731,573
                                                               2004        1.202            1.475            514,700
                                                               2003        0.883            1.202             74,976
                                                               2002        0.998            0.883             99,631
                                                               2001        0.984            0.998              4,842

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.25%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (5/02)....................................   2005        1.055             1.134               --
                                                               2004        1.000             1.055               --

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio -- Class Y (9/03)...............  2005        1.060             1.092               --
                                                               2004        1.000             1.060               --

   Equity Portfolio -- Class Y (9/03)........................  2005        1.084             1.250            7,096
                                                               2004        1.000             1.084            7,536

   S&P 500 Index Portfolio -- Class Y (9/03).................  2005        1.071             1.094               --
                                                               2004        1.000             1.071               --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)...........................  2005        1.058             1.076           10,916
                                                               2004        1.000             1.058            3,546

   High Yield Bond Fund -- Class I (8/98)....................  2005        1.104             1.121           37,514
                                                               2004        1.000             1.104               --

   Investors Fund -- Class I (6/98)..........................  2005        1.080             1.125           24,296
                                                               2004        1.000             1.080               --

   Large Cap Growth Fund -- Class I (5/02)...................  2005        0.991             1.020            7,880
                                                               2004        1.000             0.991               --

   Small Cap Growth Fund -- Class I (5/00)...................  2005        1.167             1.197           15,629
                                                               2004        1.000             1.167            1,092

   Strategic Bond Fund -- Class I (8/98).....................  2005        1.070             1.072           57,312
                                                               2004        1.000             1.070            4,609

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (6/03).............  2005        1.066             1.102           17,438
                                                               2004        1.000             1.066               --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (6/03)...........................................   2005        1.167             1.300           42,458
                                                               2004        1.000             1.167            4,296

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (9/00)................   2005        1.055             1.122           13,746
                                                               2004        1.000             1.055               --

   Equity Income Portfolio (5/97)...........................   2005        1.103             1.126           32,978
                                                               2004        1.000             1.103               --

   Large Cap Portfolio (6/97)...............................   2005        1.049             1.115           44,061
                                                               2004        1.000             1.049               --

   MFS Total Return Portfolio (5/97)........................   2005        1.096             1.104           56,610
                                                               2004        1.000             1.096               --

   Style Focus Series: Small Cap Value Portfolio (5/05).....   2005        1.000             1.108            3,452

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......  2005        1.033             1.049           19,020
                                                               2004        1.000             1.033            6,166

   Emerging Markets Equity Portfolio -- Class I (11/98)......  2005        1.320             1.728            8,061
                                                               2004        1.000             1.320              981

   Equity and Income Portfolio -- Class II (5/03)............  2005        1.092             1.147           26,923
                                                               2004        1.000             1.092            2,299

   Equity Growth Portfolio -- Class I (5/00).................  2005        1.050             1.188               --
                                                               2004        1.000             1.050               --

   Global Franchise Portfolio -- Class II (5/03).............  2005        1.079             1.181           36,493
                                                               2004        1.000             1.079            2,333

   Global Value Equity Portfolio -- Class I (6/98)...........  2005        1.094             1.132            3,501
                                                               2004        1.000             1.094            1,153

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
   Mid Cap Growth Portfolio -- Class I (5/00)................  2005        1.141            1.312            11,471
                                                               2004        1.000            1.141                --

   U.S. Mid Cap Value Portfolio -- Class I (6/98)............  2005        1.127            1.238             9,360
                                                               2004        1.000            1.127             1,129

   Small Company Growth Portfolio -- Class II (5/03).........  2005        1.134            1.251            10,211
                                                               2004        1.000            1.134             2,885

   U.S. Real Estate Portfolio -- Class I (10/98).............  2005        1.311            1.501             8,543
                                                               2004        1.000            1.311                --

   Value Portfolio -- Class I (7/98).........................  2005        1.138            1.164                --
                                                               2004        1.000            1.138                --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............  2005        1.132            1.152            87,928
                                                               2004        1.000            1.132             9,110

   Emerging Growth Portfolio -- Class II Shares (12/00)......  2005        1.058            1.114             7,027
                                                               2004        1.000            1.058                --

   Enterprise Portfolio -- Class II Shares (12/00)...........  2005        1.038            1.095                --
                                                               2004        1.000            1.038                --

   Government Portfolio -- Class II Shares (12/00)...........  2005        1.037            1.047                --
                                                               2004        1.000            1.037                --

   Growth and Income Portfolio -- Class II Shares (12/00)....  2005        1.113            1.194            29,811
                                                               2004        1.000            1.113                --

   Money Market Portfolio -- Class II Shares (12/00).........  2005        0.992            0.994                --
                                                               2004        1.000            0.992                --

Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........  2005        1.108           1.263             65,697
                                                               2004        1.000           1.108              2,276

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Mid Cap Portfolio -- Service Class 2 (12/00)..............     2005        1.228            1.417            69,662
                                                               2004        1.000            1.228             2,722

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION

                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.60%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (7/02)....................................   2005        1.120            1.211              23,719
                                                               2004        1.043            1.120              26,812
                                                               2003        0.757            1.043                  --
                                                               2002        0.745            0.757                  --

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio -- Class Y (9/03)...............  2005        1.166            1.209             310,863
                                                               2004        1.095            1.166             268,500
                                                               2003        1.000            1.095              19,386

   Equity Portfolio -- Class Y (10/03).......................  2005        1.179            1.368              23,165
                                                               2004        1.080            1.179              23,165
                                                               2003        1.000            1.080                  --

   S&P 500 Index Portfolio -- Class Y (9/03).................  2005        1.187            1.220           2,170,358
                                                               2004        1.094            1.187           2,019,066
                                                               2003        1.000            1.094           1,474,371

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (5/98)............................  2005        1.642            1.682           1,517,564
                                                               2004        1.541            1.642           1,977,712
                                                               2003        1.126            1.541           1,992,931
                                                               2002        1.527            1.126           1,870,724
                                                               2001        1.587            1.527           1,558,759

   High Yield Bond Fund -- Class I (5/98)....................  2005        1.486            1.518             655,743
                                                               2004        1.359            1.486             685,909
                                                               2003        1.112            1.359             682,405
                                                               2002        1.053            1.112           1,031,454
                                                               2001        1.079            1.053             540,917

   Investors Fund -- Class I (4/98)..........................  2005        1.301            1.364             841,876
                                                               2004        1.198            1.301           1,246,041
                                                               2003        0.920            1.198           1,357,363

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
   Investors Fund -- Class I  (continued)....................  2002        1.214             0.920          1,382,902
                                                               2001        1.308             1.214          1,037,329

   Large Cap Growth Fund -- Class I (7/02)...................  2005        1.124             1.164            170,279
                                                               2004        1.137             1.124            152,928
                                                               2003        0.799             1.137             29,944
                                                               2002        0.879             0.799                 --

   Small Cap Growth Fund -- Class I (5/00)...................  2005        0.962             0.993          1,185,060
                                                               2004        0.849             0.962          1,656,152
                                                               2003        0.579             0.849          1,407,085
                                                               2002        0.901             0.579          1,204,866
                                                               2001        0.904             0.901            940,675

   Strategic Bond Fund -- Class I (5/98).....................  2005        1.432             1.444          1,716,204
                                                               2004        1.365             1.432          1,787,651
                                                               2003        1.225             1.365          2,044,701
                                                               2002        1.143             1.225          1,831,758
                                                               2001        1.117             1.143          1,288,247

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (8/03).............  2005        1.221             1.270             42,895
                                                               2004        1.130             1.221             42,895
                                                               2003        1.000             1.130             20,975

Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (8/03)...........................................   2005        1.406             1.577            222,387
                                                               2004        1.212             1.406            189,607
                                                               2003        1.000             1.212             18,945

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (10/00)...............   2005        0.587             0.628             53,710
                                                               2004        0.560             0.587            110,868
                                                               2003        0.440             0.560             90,841
                                                               2002        0.587             0.440             71,936
                                                               2001        0.683             0.587                 --
   Equity Income Portfolio (12/96)..........................   2005        1.796             1.847          2,679,097
                                                               2004        1.661             1.796          2,862,543

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
   Equity Income Portfolio  (continued).....................   2003        1.287            1.661           2,428,341
                                                               2002        1.519            1.287           1,313,576
                                                               2001        1.607            1.519             841,328

   Large Cap Portfolio (12/96)..............................   2005        1.424            1.523           2,173,741
                                                               2004        1.358            1.424           2,272,925
                                                               2003        1.107            1.358           2,003,732
                                                               2002        1.457            1.107             697,276
                                                               2001        1.635            1.457             580,647

   MFS Total Return Portfolio (1/97)........................   2005        1.752            1.775             910,507
                                                               2004        1.597            1.752             977,824
                                                               2003        1.392            1.597           1,004,603
                                                               2002        1.493            1.392             892,719
                                                               2001        1.523            1.493             354,027

   Style Focus Series: Small Cap Value Portfolio (6/05).....   2005        1.041            1.113                  --

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......  2005        1.035            1.059             172,502
                                                               2004        1.011            1.035             166,027
                                                               2003        1.000            1.011              71,751
   Emerging Markets Equity Portfolio -- Class I (5/98).......  2005        1.310            1.726             563,442
                                                               2004        1.081            1.310             535,835
                                                               2003        0.734            1.081             357,094
                                                               2002        0.819            0.734             287,955
                                                               2001        0.902            0.819             237,107

   Equity and Income Portfolio -- Class II (5/03)............  2005        1.273            1.345             469,184
                                                               2004        1.160            1.273             382,339
                                                               2003        1.000            1.160             126,584

   Equity Growth Portfolio -- Class I (5/00).................  2005        0.636            0.725           1,534,336
                                                               2004        0.600            0.636           1,920,269
                                                               2003        0.488            0.600           1,958,864
                                                               2002        0.687            0.488           2,003,520
                                                               2001        0.734            0.687           1,876,512

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Global Franchise Portfolio -- Class II (5/03).............     2005        1.357            1.495             298,041
                                                               2004        1.223            1.357             240,003
                                                               2003        1.000            1.223              14,282

Global Value Equity Portfolio -- Class I (5/98)...........     2005        1.187            1.236           1,345,724
                                                               2004        1.062            1.187           1,394,304
                                                               2003        0.837            1.062           1,309,084
                                                               2002        1.023            0.837             916,129
                                                               2001        1.099            1.023             738,742

Mid Cap Growth Portfolio -- Class I (5/00)................     2005        0.678            0.784           1,284,549
                                                               2004        0.566            0.678           1,508,009
                                                               2003        0.406            0.566           1,581,703
                                                               2002        0.599            0.406           1,441,012
                                                               2001        0.729            0.599           1,418,290

U.S. Mid Cap Value Portfolio -- Class I (5/98)............     2005        1.430            1.581           2,042,867
                                                               2004        1.268            1.430           2,158,061
                                                               2003        0.911            1.268           2,146,023
                                                               2002        1.286            0.911           2,390,330
                                                               2001        1.332            1.286           2,072,609

Small Company Growth Portfolio -- Class II (5/03).........     2005        1.591            1.768              33,314
                                                               2004        1.359            1.591              17,454
                                                               2003        1.000            1.359               8,563

U.S. Real Estate Portfolio -- Class I (5/98)..............     2005        2.097            2.416           1,011,484
                                                               2004        1.562            2.097           1,026,878
                                                               2003        1.154            1.562             950,009
                                                               2002        1.182            1.154             624,366
                                                               2001        1.103            1.182             575,965

Value Portfolio -- Class I (5/98).........................     2005        1.239            1.275           1,884,927
                                                               2004        1.069            1.239           1,967,470
                                                               2003        0.810            1.069           1,993,563
                                                               2002        1.057            0.810           1,895,147
                                                               2001        1.086            1.057           1,524,824

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Van Kampen Life Investment Trust

   Comstock Portfolio -- Class II Shares (12/00).............  2005         1.206           1.235           7,572,323
                                                               2004         1.043           1.206           7,975,332
                                                               2003         0.811           1.043           7,388,884
                                                               2002         1.023           0.811           7,429,824
                                                               2001         1.089           1.023           5,630,049

   Emerging Growth Portfolio -- Class II Shares (12/00)......  2005         0.578           0.612           2,913,754
                                                               2004         0.550           0.578           3,291,086
                                                               2003         0.440           0.550           3,887,086
                                                               2002         0.663           0.440           3,634,609
                                                               2001         0.821           0.663           2,877,751

   Enterprise Portfolio -- Class II Shares (12/00)...........  2005         0.682           0.724           1,065,820
                                                               2004         0.668           0.682           1,379,986
                                                               2003         0.540           0.668           1,356,878
                                                               2002         0.779           0.540           1,392,298
                                                               2001         0.850           0.779           1,289,753

   Government Portfolio -- Class II Shares (1/01)............  2005         1.158           1.177           2,811,118
                                                               2004         1.132           1.158           3,070,247
                                                               2003         1.134           1.132           3,821,441
                                                               2002         1.054           1.134           5,757,865
                                                               2001         1.020           1.054           2,195,620

   Growth and Income Portfolio -- Class II Shares (12/00)....  2005         1.135           1.225           5,775,534
                                                               2004         1.010           1.135           6,093,809
                                                               2003         0.804           1.010           5,580,363
                                                               2002         0.958           0.804           4,273,357
                                                               2001         0.998           0.958           3,526,966

   Money Market Portfolio -- Class II Shares (1/01)..........  2005         0.990           0.998           2,818,612
                                                               2004         1.001           0.990           3,273,695
                                                               2003         1.014           1.001           3,295,551
                                                               2002         1.020           1.014           4,565,764
                                                               2001         1.009           1.020           2,802,694

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........  2005        1.011            1.161           4,280,283
                                                               2004        0.892            1.011           3,647,076
                                                               2003        0.707            0.892           2,833,494
                                                               2002        0.795            0.707           1,448,191
                                                               2001        0.845            0.795             812,432

   Mid Cap Portfolio -- Service Class 2 (1/01)...............  2005        1.475            1.713           1,536,520
                                                               2004        1.202            1.475           1,257,903
                                                               2003        0.883            1.202           1,033,765
                                                               2002        0.998            0.883             645,680
                                                               2001        0.984            0.998             422,120

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.25%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (7/02)....................................   2005        1.055            1.134            51,792
                                                               2004        1.000            1.055                --

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio -- Class Y (9/03)...............  2005        1.060            1.092             2,418
                                                               2004        1.000            1.060                --

   Equity Portfolio -- Class Y (10/03).......................  2005        1.084            1.250            62,533
                                                               2004        1.000            1.084                --

   S&P 500 Index Portfolio -- Class Y (9/03).................  2005        1.071            1.094            86,046
                                                               2004        1.000            1.071                --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (5/98)............................  2005        1.058            1.076            48,896
                                                               2004        1.000            1.058                --

   High Yield Bond Fund -- Class I (5/98)....................  2005        1.104            1.121           105,124
                                                               2004        1.000            1.104            91,961

   Investors Fund -- Class I (4/98)..........................  2005        1.080            1.125             4,544
                                                               2004        1.000            1.080                --

   Large Cap Growth Fund -- Class I (7/02)...................  2005        0.991            1.020             9,536
                                                               2004        1.000            0.991                --

   Small Cap Growth Fund -- Class I (5/00)...................  2005        1.167            1.197            38,124
                                                               2004        1.000            1.167                --

   Strategic Bond Fund -- Class I (5/98).....................  2005        1.070            1.072           126,601
                                                               2004        1.000            1.070             1,876

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (8/03).............  2005        1.066            1.102                --
                                                               2004        1.000            1.066                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (8/03)...........................................   2005        1.167            1.300            257,004
                                                               2004        1.000            1.167            146,030

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (10/00)...............   2005        1.055            1.122              8,809
                                                               2004        1.000            1.055                 --

   Equity Income Portfolio (12/96)..........................   2005        1.103            1.126             50,102
                                                               2004        1.000            1.103                 --

   Large Cap Portfolio (12/96)..............................   2005        1.049            1.115             84,800
                                                               2004        1.000            1.049                 --

   MFS Total Return Portfolio (1/97)........................   2005        1.096            1.104            157,176
                                                               2004        1.000            1.096                 --

   Style Focus Series: Small Cap Value Portfolio (6/05).....   2005        1.041            1.108              3,227

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......  2005        1.033            1.049             41,023
                                                               2004        1.000            1.033                 --

   Emerging Markets Equity Portfolio -- Class I (5/98).......  2005        1.320            1.728            155,577
                                                               2004        1.000            1.320            133,365

   Equity and Income Portfolio -- Class II (5/03)............  2005        1.092            1.147            137,095
                                                               2004        1.000            1.092              1,884

   Equity Growth Portfolio -- Class I (5/00).................  2005        1.050            1.188              4,029
                                                               2004        1.000            1.050                 --

   Global Franchise Portfolio -- Class II (5/03).............  2005        1.079            1.181            293,162
                                                               2004        1.000            1.079            158,294

   Global Value Equity Portfolio -- Class I (5/98)...........  2005        1.094            1.132             11,012
                                                               2004        1.000            1.094                 --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
   Mid Cap Growth Portfolio -- Class I (5/00)................  2005        1.141            1.312             51,945
                                                               2004        1.000            1.141                 --

   U.S. Mid Cap Value Portfolio -- Class I (5/98)............  2005        1.127            1.238            128,521
                                                               2004        1.000            1.127                 --

   Small Company Growth Portfolio -- Class II (5/03).........  2005        1.134            1.251             58,692
                                                               2004        1.000            1.134                 --

   U.S. Real Estate Portfolio -- Class I (5/98)..............  2005        1.311            1.501             87,933
                                                               2004        1.000            1.311                 --

   Value Portfolio -- Class I (5/98).........................  2005        1.138            1.164             87,353
                                                               2004        1.000            1.138                 --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............  2005        1.132            1.152            610,571
                                                               2004        1.000            1.132            149,754

   Emerging Growth Portfolio -- Class II Shares (12/00)......  2005        1.058            1.114             46,790
                                                               2004        1.000            1.058              1,936

   Enterprise Portfolio -- Class II Shares (12/00)...........  2005        1.038            1.095                 --
                                                               2004        1.000            1.038                 --

   Government Portfolio -- Class II Shares (1/01)............  2005        1.037            1.047            115,073
                                                               2004        1.000            1.037             96,609

   Growth and Income Portfolio -- Class II Shares (12/00)....  2005        1.113            1.194            222,353
                                                               2004        1.000            1.113            150,600

   Money Market Portfolio -- Class II Shares (1/01)..........  2005        0.992            0.994                 --
                                                               2004        1.000            0.992                 --

Variable Insurance Products Fund
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........  2005        1.108            1.263            168,594
                                                               2004        1.000            1.108                 --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                               ----    -------------    -------------    ---------------
Mid Cap Portfolio -- Service Class 2 (1/01)...............     2005        1.228            1.417            115,128
                                                               2004        1.000            1.228                 --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
          (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE
                            THE CONTRACT IS ISSUE.)

If after the first Contract Year and before the Maturity Date, you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

      (a)   is Medicare approved as a provider of skilled nursing care services;
            and

      (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

      (a) is licensed as a nursing care facility by the state in which it is licensed;

      (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

      (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care; (d) provides, as a primary function, nursing care and room and board; and charges for these services;

      (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

      (f) may provide care by a licenses physical, respiratory, occupational or speech therapist; and

      (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

      (a) mental, nervous, emotional or personality, disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

      (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

      (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

      (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

      (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licenses physician, or the involuntary taking of drugs.

FILING A CLAIM. You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

________________________________________________________________________________

Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-12-76-127, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-12-76-127.

Name:    ________________________________________________________

Address: ________________________________________________________

CHECK BOX:

[ ]  MIC-Book-12-76-127

[ ]  MLAC-Book-12-76-127

                                      E-1